UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CHEMTURA CORPORATION
(Name of Registrant as Specified In Its Charter)

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Notice of 2014 Annual Meeting and Proxy Statement

1818 Market Street, Suite 3700
Philadelphia, Pennsylvania 19103
April 3, 2014

Dear Shareholders,

I am pleased to invite you to attend Chemtura Corporation's 2014 Annual Meeting of Shareholders. The Annual Meeting will be held on Thursday, May 8, 2014 at 8:30 AM, EDT, at the Pyramid Club, 1735 Market Street, Philadelphia, PA 19103.

At the Annual Meeting, shareholders will vote on the matters set forth in the accompanying notice of Annual Meeting and proxy statement. In addition, we will discuss our 2013 performance and answer your questions.

This year you are asked to elect our eight directors, to adopt an advisory resolution to approve executive compensation, to approve the Chemtura Corporation Senior Executive Bonus Plan and to ratify the selection of KPMG LLP as our independent registered public accounting firm for 2014. Each of these matters is described in the formal meeting notice and proxy statement on the following pages.

Your vote is important. To make it easier for you to vote your shares, you have the choice of voting over the Internet, by telephone, or by completing and returning the enclosed proxy card. The proxy card describes your voting options in more detail.

Very Truly Yours,

Craig A. Rogerson
Chairman of the Board, President and Chief Executive Officer

Your vote is important. Please vote by Internet, telephone or mail as soon as possible.

Notice of Annual Meeting of Shareholders

1818 Market Street, Suite 3700
Philadelphia, Pennsylvania 19103
April 3, 2014

The Chemtura Corporation 2014 Annual Meeting of Shareholders will be held on Thursday, May 8, 2014 at 8:30 AM, Eastern Daylight Time, at the Pyramid Club, 1735 Market Street, Philadelphia, PA 19103. Registration will begin at 8:00 AM.

The items of business are:

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  election of eight directors;

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  an advisory resolution to approve executive compensation;

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  approval of the Chemtura Corporation Senior Executive Bonus Plan;

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  ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2014; and

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  to transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Holders of our common stock of record at the close of business on March 13, 2014 are entitled to vote at the Annual Meeting.

Your vote is important and we encourage you to vote your shares promptly, whether or not you plan to attend the Annual Meeting. You may vote by Internet, telephone or mail. Please see Frequently Asked Questions beginning on page 2 of the proxy statement for more information on how to vote your shares.

By Order of the Board of Directors,

Billie S. Flaherty
Executive Vice President, General Counsel and Secretary

Your vote is important. Please vote by Internet, telephone or mail as soon as possible.

Chemtura Corporation

2014 Proxy Statement  |  1

Frequently Asked Questions

How does the Board of Directors recommend that I vote?

The Board recommends that you vote:

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FOR election of each of the eight director nominees (Item No. 1);

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FOR approval of the advisory resolution on executive compensation (Item No. 2);

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FOR approval of the Chemtura Corporation Senior Executive Bonus Plan (Item No. 3); and

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FOR ratification of the appointment of KPMG LLP for 2014 (Item No. 4).

Why is it so important that I vote my shares?

We value the input of our shareholders. Regardless of the number of shares you hold and whether you plan to attend the Annual Meeting, we encourage you to vote your shares as soon as possible to ensure that your vote is recorded promptly and so that we can avoid additional solicitation costs.

How may I vote my shares?

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Beneficial Shareholders. If you own shares through a broker, bank or other record holder you are considered the beneficial owner of shares held in "street name." You must instruct the record holder how to vote your shares. Please refer to the materials forwarded by your record holder.

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Registered Shareholders. If you own shares registered in your name, you may vote by proxy before the Annual Meeting

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  by Internet at www.proxyvote.com,

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  by calling 1-800-690-6903 or

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  by signing and returning a proxy card.

Proxies submitted via the Internet or by telephone must be received by 11:59 PM, EDT, on May 7, 2014.

May I change or revoke my vote?

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Beneficial Shareholders. Beneficial shareholders should contact their broker, bank or other record holder for instructions.

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Registered Shareholders. Registered shareholders may change a proxy at any time before its exercise by delivering written notice of revocation to the Corporate Secretary, by delivering another proxy dated later than the original proxy, or by attending the Annual Meeting and voting by ballot.

What vote is required to approve each proposal?

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Election of Directors (Item No. 1): The nominees for director receiving a majority of the votes cast at the Annual Meeting will be elected directors. "Majority" means that each nominee who receives more votes cast "For" than "Against" their election will be elected director. If any nominee is unable or declines to serve, proxies will be voted for the balance of those named and for such person as is designated by the Board to replace any such nominee. (The Board does not anticipate this will occur.)

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Advisory Resolution to Approve Executive Compensation (Item No. 2) and Ratification of Selection of Independent Auditor (Item No. 4): Shareholders may vote "For" or "Against" each of these proposals, or may abstain from voting. Our By-Laws require the affirmative vote of the majority of shares present in person or by proxy and entitled to vote at the Annual Meeting for the approval of Item Nos. 2 and 4. A shareholder who signs and submits a proxy is "present," so an abstention will have the same effect as a vote "Against" Item Nos. 2 and 4.

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Approval of the Chemtura Corporation Senior Executive Bonus Plan (Item No. 3): Shareholders may vote "For" or "Against" this proposal, or may abstain from voting. The affirmative vote of a majority of shares present in person or by proxy and entitled to vote at the Annual Meeting is required for the approval of Item No. 3. An abstention will have the same effect as a vote "Against" Item No. 3.

What are broker non-votes and what effect will they have on each item considered?

If a broker or other financial institution holds your shares in its name and you do not provide voting instructions to it, New York Stock Exchange (NYSE) rules allow that firm to vote your shares only on routine matters. Item No. 4, the ratification of the appointment of our independent auditor for 2014, is the only routine matter. For all matters other than Item No. 4, you must submit your voting instructions to the firm that holds your shares if you want your vote to count on such matters. When a firm votes a client's shares on some but not all of the proposals, the missing votes are referred to as "broker non-votes." Broker non-votes will have no effect on Item Nos. 1, 2 and 3.

What if I return my proxy but do not vote for all of the proposals?

Shares represented by a properly executed proxy will be voted at the Annual Meeting and, when instructions are given by the shareholder, will be voted in accordance with those instructions. If a proxy is executed and returned but no instructions are given, the shares will be voted according to the recommendations of the Board of Directors.

Who is entitled to vote at the 2014 Annual Meeting?

Holders of Chemtura stock at the close of business on March 13, 2014 are entitled to receive notice of and to vote their shares at the Annual Meeting. On that date, there were 96,057,521 shares of common stock outstanding and eligible to vote. There were approximately 4,909 registered shareholders and approximately 20,591 beneficial shareholders whose shares were held in "street name" through a broker or bank.

A list of shareholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and will also be available for ten business days prior to the Annual Meeting between the hours of 9:00 AM and 5:00 PM, EDT, at the Office of the Corporate Secretary, Chemtura Corporation, 199 Benson Road, Middlebury, CT 06749. A shareholder may examine the list for any legally valid purpose related to the Annual Meeting.

Each share of Chemtura stock entitles the holder to one vote on each proposal.

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How many votes must be present in order to hold the Annual Meeting?

A quorum must be present in order for business to be conducted at the Annual Meeting. A quorum consists of the holders of one-third of the outstanding shares of stock entitled to vote at the meeting. Shares of Chemtura stock present in person or by duly authorized proxy (including any abstentions and broker non- votes) will be counted for the purpose of establishing a quorum at the meeting.

Are there any other items of business that will be addressed at the Annual Meeting?

The Board is not aware of any business that may properly be brought before the Annual Meeting other than those matters described in this proxy statement. If any matters other than those shown on the proxy card are properly brought before the Annual Meeting, the proxy card gives discretionary authority to the persons named on the proxy card to vote the shares in their best judgment.

What procedures must I follow in order to attend the Annual Meeting in person?

Attendance and voting at the Annual Meeting is limited to shareholders of record at the close of business on March 13, 2014.

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Beneficial Shareholders. If you are a beneficial shareholder, when you arrive at the Annual Meeting, please register at the table for beneficial shareholders. To be admitted to the Annual Meeting, beneficial shareholders must bring an account statement or letter from their broker or bank showing that they owned Chemtura stock as of March 13, 2014 and a valid photo identification. In order to vote at the meeting, beneficial shareholders must also bring legal proxies, which they can obtain only from their broker or bank. Please contact your broker or bank directly for specific information on how to obtain a legal proxy.

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Registered Shareholders. If you are a registered shareholder, when you arrive at the Annual Meeting please register at the table for registered shareholders and provide a business card and a valid photo identification.

Cameras, recording devices, cell phones, and other electronic devices will not be permitted at the Annual Meeting other than those operated by Chemtura or its designees. All bags, briefcases, and packages will need to be checked at the door or will be subject to search.

How can I vote shares acquired through the Chemtura Employee Stock Purchase Plan?

If you participate in the Chemtura Corporation Employee Stock Purchase Plan (the "ESPP") and had shares of our common stock associated with your account on the March 13, 2014 record date, the shares are held in "street name" by Fidelity and you have full rights as a beneficial shareholder with respect to those shares. Please refer to the response applicable to "Beneficial Shareholders" above relating to voting and attendance at the Annual Meeting, and to the associated instructions provided by Fidelity.

How may I obtain a copy of Chemtura's Annual Report on Form 10-K and other financial information?

Chemtura's 2013 Annual Report, which includes a copy of the Annual Report on Form 10-K, was delivered to shareholders with this proxy statement. Our Notice of Annual Meeting, Proxy Statement and 2013 Annual Report are also available on the Investors section of our Web site at www.chemtura.com and on the SEC's Web site at www.sec.gov. Shareholders also may request an additional copy of the Annual Report on Form 10-K, which we will furnish without charge, by calling 203-573-2153, writing to Daniel Murray, Investor Relations, Chemtura Corporation, 199 Benson Road, Middlebury, CT 06749, or emailing a request to investors@chemtura.com.

May I receive my proxy materials electronically in the future?

Instead of receiving paper copies of our annual report and proxy statement in the mail, registered shareholders can elect to receive these communications electronically. For additional information and to elect this option, please access the Web site www.computershare.com/investor. Many brokers and banks also offer electronic delivery of proxy materials to their clients. If you are a beneficial shareholder, you may contact your broker or bank to find out whether this service is available to you. If your broker or bank uses Broadridge Investor Communications Services, you can elect to receive future proxy materials electronically at www.investordelivery.com.

Several shareholders live at my address. Why did we receive only one set of proxy materials?

We deliver only one annual report and one proxy statement to multiple shareholders at the same address unless we have received contrary instructions. Upon request, we will deliver separate copies to a shareholder at a shared address to which a single copy was delivered. Registered shareholders who wish to change future delivery instructions should contact our Transfer Agent: Computershare Shareowner Services LLC., P.O. Box 30170, College Station, TX 77842-3170, www.computershare.com/ investor.

Who pays for this proxy solicitation?

We bear the costs of soliciting proxies. We have hired Morrow & Co., LLC, a proxy solicitation firm, to aid in the solicitation of proxies, for a base fee of $8,500, plus additional expenses of approximately $7,000. Proxies may be solicited by personal interview, mail, telephone, email and other online methods. Morrow & Co., LLC has contacted brokerage houses, other custodians and nominees to ask whether other persons are the beneficial owners of the shares they hold in street name and, if that is the case, will supply additional copies of the proxy materials for distribution to such beneficial owners. We will reimburse such parties for their reasonable expenses in sending proxy materials to the beneficial owners of the shares.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will file with the SEC a Current Report on Form 8-K containing the final voting results within four business days of the Annual Meeting or, if final results are not available at that time, within four business days after they become available.

Chemtura Corporation

2014 Proxy Statement  |  3

General Information

This proxy statement is issued in connection with the solicitation of proxies by the Board of Directors of Chemtura Corporation for use at the 2014 Annual Meeting of Shareholders and at any adjournment or postponement thereof. We will begin distributing this proxy statement, a form of proxy and the 2013 Annual Report on or about April 3, 2014.

Shares represented by a properly executed proxy will be voted in accordance with instructions provided by the shareholder. If you return a signed proxy card but do not provide voting instructions for some or all of the matters to be voted on, your shares will be voted on all uninstructed matters in accordance with the recommendations of the Board of Directors. Please see How does the Board of Directors recommend that I vote? in Frequently Asked Questions above for additional information.

Our corporate headquarters is located at 1818 Market Street, Suite 3700, Philadelphia, PA 19103. Our principal executive offices are located at 1818 Market Street, Suite 3700, Philadelphia, PA 19103 and at 199 Benson Road, Middlebury, CT 06749.

Election of Directors (Item No. 1)

At the 2014 Annual Meeting, eight directors are to be elected for a one-year term. Each of the nominees currently serves as a Chemtura director. Each nominee for director receiving a majority vote at the 2014 Annual Meeting (that is, more votes cast "For" than "Against" their election) will be elected director. Each nominee elected as a director will continue in office until the 2015 Annual Meeting and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. If any nominee becomes unable to serve, proxies will be voted for the election of such other person as the Board of Directors may designate, unless the Board chooses to reduce the number of directors.

This majority vote standard in uncontested elections of directors is a new policy reflecting an amendment to our certificate of incorporation approved by Shareholders at the 2013 Annual Meeting. It is in effect for the first time at the 2014 Annual Meeting. This new policy was implemented through an amendment to our Bylaws adopted by the Board. In addition, the Board amended our Corporate Governance Guidelines to add a director resignation policy consistent with the majority vote standard. Under the Delaware General Corporation Law, even if an incumbent director does not receive the vote required for re-election, that director will continue to serve as a "holdover director" until a successor is elected and qualified. The amended Corporate Governance Guidelines provides that if an incumbent nominee does not receive more votes cast "For" than "Against" their election they will submit an irrevocable contingent resignation letter which will be effective upon acceptance by the Board acting upon the advice of the Compensation & Governance Committee. The Compensation & Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a Director's resignation.

The Compensation & Governance Committee is responsible for, among other things, screening potential director candidates and recommending qualified candidates to the Board for nomination or appointment. When identifying and evaluating candidates, the Committee first determines whether there are any evolving needs of the Board that require expertise in a particular field. While the Committee does not have a specific written policy on the diversity of the Board, the Committee seeks nominees with a broad diversity of experience, professionalism, skills and backgrounds. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board to fulfill its responsibilities.

Our corporate governance principles also require that all director candidates, whether recommended by a shareholder or otherwise, possess the following qualifications:

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unquestionable personal and professional ethics and integrity;

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policy-making experience in business, education, technology or government;

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expertise that is useful to Chemtura and complementary to that of other Board members;

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a willingness to serve on the Board for a period of at least several years and to devote the time required to meet the responsibilities and perform the duties of a director, including attendance at all Board and applicable committee meetings;

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a commitment to represent the best interests of all shareholders and to objectively appraise the performance of Chemtura and of management; and

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involvement only in activities that do not create a conflict with the director's responsibilities to Chemtura and its shareholders.

The Committee may retain a third-party search firm to assist the Committee and the Board in locating qualified candidates that meet the needs of the Board at that time. The search firm provides information on a number of candidates, which the Committee reviews and discusses. The Committee, other members of the Board and the Chairman and Chief Executive Officer, will interview potential Board candidates. If the Committee determines that a potential candidate meets the needs of the Board, has the qualifications, and meets the independence standards required by the NYSE, it will recommend the nomination or appointment of the candidate to the Board.

The Committee will consider qualified candidates recommended by shareholders for Board membership in accordance with the procedures established in our By-Laws. For additional information on shareholder nominations of directors, see Other Matters – Nominations for Individuals to Serve as Director on page 53.

The current composition of our Board of Directors was significantly influenced by Chemtura's Chapter 11 reorganization during 2010. On March 18, 2009, Chemtura and many of our U.S. subsidiaries filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code ("Chapter 11"). On November 10, 2010, we emerged from Chapter 11 a stronger, leaner and better capitalized company. Pursuant to our plan of reorganization, we made various changes to our Board. The new and carry-over members of our Board other than Mr. Rogerson (our Chairman, President and Chief Executive Officer) were chosen by a Board selection committee established by us and by committees of unsecured creditors and bondholders, and advised by an independent search firm. Following our emergence, Ms. Anna C. Catalano was appointed to the Board to replace a retiring director. Mr. Robert A. Dover was also appointed. Both Ms. Catalano and Mr. Dover were recommended by the Nominating & Governance Committee with the advice of an independent search firm. Effective on January 2, 2014, Mr. Cooper resigned from the board, bringing the membership of the board to its current eight members.

Set forth below is information with respect to the nominees, including their recent employment or principal occupation, a summary of their specific experience, qualifications, attributes or skills that led to the conclusion that they are qualified to serve as a director, the names of other public companies for which they currently serve as a director or have served as a director within the past five years, their period of service as a Chemtura director and their age at March 31, 2014.

Chemtura Corporation

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Jeffrey D. Benjamin
Age 52 Director since 2010

Senior Advisor to Cyrus Capital Partners, L.P. Jeffrey D. Benjamin has served as Senior Advisor to Cyrus Capital Partners, L.P., a registered investment adviser, since June 2008. Mr. Benjamin also serves as a consultant to Apollo Management, L.P., a private investment fund, and from September 2002 to June 2008 served as a Senior Advisor to Apollo Management. Mr. Benjamin currently serves as Chairman (since 2013), a director (since 2005) and as a member of the audit, compensation, and nominating & corporate governance committees of Exco Resources, Inc., a producer of natural gas and oil, as a director (since 2008) of Caesars Entertainment Corporation, a provider of branded casino entertainment, and as a director (since 2013) and a member of the compensation committee of American Airlines Group, Inc. He also serves as Chairman of the Board of A-Mark Precious Metals, Inc. (where he has been a director since 2013), a full service precious metals trading company and an official distributor for many government mints throughout the world. Within the last five years, Mr. Benjamin was a director of Virgin Media Inc., Goodman Global Inc. and Spectrum Group International, Inc. (all publicly-held companies). Mr. Benjamin holds a Master of Science in Management from the Sloan School of Management at MIT, with a concentration in Finance, and has more than 25 years of investment banking and investment management experience.

Qualifications. Mr. Benjamin's 25 years of investment banking and investment management experience provides valuable perspective to our Board on a broad range of corporate finance and capital markets matters and growth strategies.
Timothy J. Bernlohr
Age 55 Director since 2010

Founder and Managing Member of TJB Management Consulting, LLC. Timothy J. Bernlohr is the founder and managing member of TJB Management Consulting, LLC, which specializes in providing project specific consulting services to businesses in transformation, including restructurings, interim executive management and strategic planning services. He founded the consultancy in 2005. Mr. Bernlohr is the former President and Chief Executive Officer of RBX Industries, Inc., which was a nationally recognized leader in the design, manufacture and marketing of rubber and plastic materials to the automotive, construction, and industrial markets. RBX® was sold to multiple buyers in 2004 and 2005. Prior to joining RBX® in 1997 Mr. Bernlohr spent 16 years in the International and Industry Products division of Armstrong World Industries, where he served in a variety of management positions. Mr. Bernlohr currently serves as a director (since 2006) and as a member of the audit and nominating & governance committees of Atlas Air Worldwide Holdings, Inc., a provider of air cargo and outsourced aircraft operating solutions, as a director (since 2011) and member of the compensation and nomination & governance committees of Rock Tenn Corporation, a manufacturer and marketer of corrugated packaging materials, and as a director (since August 2013) of Cash Store Financial Services, Inc., a provider of alternative financial products and services (all publicly-held companies). Mr. Bernlohr is also chairman of Champion Home Builders, Inc., chairman of The Manischewitz Company, lead director of Contech Engineered Solutions, and director of Patriot Coal Corporation (all privately-held companies). Within the last five years, Mr. Bernlohr was a director of WCI Steel, Inc., Smurfit-Stone Container Corporation, Ambassadors International Inc., and Aventine Renewable Energy Holdings, Inc. (all publicly-held companies). Mr. Bernlohr is a graduate of Pennsylvania State University.

Qualifications. Mr. Bernlohr's operating experience as a chief executive officer provides our Board with valuable perspective into operations and finance and his service as a director for other public company boards and committees provides our Board with important insights into matters relating to corporate governance, compensation and strategic initiatives.

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Anna C. Catalano
Age 54 Director since 2011

Former Group Vice President, Marketing, BP plc. ("BP"). Anna C. Catalano was Group Vice President, Marketing for BP from 2000 through 2003. Prior to that she held various executive positions in BP and Amoco, including Group Vice President, Emerging Markets at BP, Senior Vice President, Sales and Operations at Amoco and President of Amoco Orient Oil Company. In addition to frequently speaking on strategic marketing and global branding, Ms. Catalano is a leader on the mentoring and advancement of women in business and in recognition of her efforts she was recognized by Fortune Magazine in 2001 as being among "The Most Powerful Women in International Business." Ms. Catalano currently serves as a director and as a member of the corporate governance and compensation committees of Mead Johnson Nutrition Company (since 2010), a global leader in pediatric nutrition, as a director and as a member of the compensation & corporate governance and nominating committees of Willis Group Holdings PLC (since 2006), a provider of insurance brokerage, reinsurance and risk management consulting services and as a director and member of the compensation committee of Kraton Performance Polymers, a global leader of specialty polymers (all publicly-held companies). Ms. Catalano also serves on the National Board of the Alzheimer's Association, and as an advisory board member of the Kellogg Innovation Network of Northwestern University. Ms. Catalano formerly served on the boards of SSL International plc, Hercules Incorporated and Aviva plc. Ms. Catalano holds a BS degree in Business Administration from the University of Illinois, Champaign-Urbana.
Qualifications. Ms. Catalano brings to the Board significant experience in international business operations with a focus in marketing.
James W. Crownover
Age 70 Director since 2005

Former Director of McKinsey & Company. James W. Crownover retired in 1998 as a director of McKinsey & Company, a global management consulting firm. During his 30 year career with McKinsey, Mr. Crownover served as director, as head of its southwest practice and as co-head of its worldwide energy practice working with clients in Asia, Europe, Latin America and the U.S. His practice focused on business strategy, operations and organizational structure. Mr. Crownover has served on the board of Republic Services, Inc., a leading provider of solid waste collection, transfer, recycling and disposal services, since 2008 and currently is Chairman of the Board. He previously served as a director, as a member of the audit committee and as chairman of the governance committee of Allied Waste Industries, which merged into Republic Services, and as chairman of the audit and pension committees of Unocal Corporation, an energy exploration and production company. Mr. Crownover also serves as a director, as chairman of the compensation committee, and as a member of the nominating and corporate governance committee of FTI Consulting, Inc. (since 2006), a global business advisory firm. He serves as a director, as chairman of the governance committee, and as a member of the compensation committee of Weingarten Realty Investors (since 2001), an owner, manager and operator of commercial real estate. Mr. Crownover served as a director of Great Lakes (prior to the merger of Great Lakes and Chemtura) from 2002 to 2005, including as presiding director. Mr. Crownover is currently a director of the M.D. Anderson Foundation and the Houston Grand Opera. In 1966, Mr. Crownover received his BS cum laude in chemical engineering from Rice University. He also received an MBA in 1968 from Stanford Business School.
Qualifications. Mr. Crownover's experience over a 30-year career with McKinsey & Company brings to our Board significant expertise in domestic and international operations and business strategy.

Chemtura Corporation

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Robert A. Dover
Age 68 Director since 2011

Former Chairman and CEO of Jaguar Land Rover and Vice President of Ford Motor Company. Mr. Dover joined the automotive industry in 1968 and, over his extensive career, has held senior positions with British Leyland, Land Rover, Jaguar Cars and Massey Ferguson, culminating with his service from 2000 to 2004 as Chairman and CEO of Jaguar Land Rover Limited (currently a unit of Tata Motors). While in these roles, Mr. Dover was responsible for the Jaguar XK8 sports car program and oversaw the Land Rover Discovery project. Since 2004, Mr. Dover has been engaged as an independent consultant to UK and international businesses and involved in a number of not-for-profit initiatives and board assignments. He currently serves as chairman and a director of SinterCast, a publicly-held Sweden-based corporation which provides on-line process control technology to the cast iron/foundry industry, and Autoscan Ltd., a privately held UK-based third party consultant business. From 2009 to January 2012, he also served as a director and on the compensation & benefits committee of Hayes Lemmerz International, a manufacturer of automotive and commercial highway products. Mr. Dover is a director of the Jaguar Daimler Heritage Trust and Chairman of the British Motor Industry Heritage Trust. He holds a degree in mechanical engineering from the University of Manchester and acts as Visiting Professor of Engineering at Coventry University and Industrial Professor of Manufacturing at Warwick University.

Qualifications. Mr. Dover's background in engineering and product development within capital intensive ventures provides our Board with important insights into production and manufacturing strategies applicable to our businesses, and his extensive experience as a leader of global enterprises is of substantial value in addressing issues we confront as an international firm.
Jonathan F. Foster
Age 53 Director since 2010

Managing Director of Current Capital LLC. Jonathan F. Foster is a Managing Director of Current Capital LLC., a private equity investing and management services firm. He currently serves as a director and as chairman of the audit committee of Masonite Inc. and as a director and as a member of the audit and nominating & governance committees of Lear Corporation. He is also a trustee of the New York Power Authority. From 2010 to 2011, Mr. Foster was a director and a member of the compensation and finance committees of Smurfit-Stone Container Corporation. From 2007 to 2008, Mr. Foster was Managing Director and Co-Head of Diversified Industrials & Services at Wachovia Securities. From 2005 through 2007, he was Executive Vice President of Finance and Business Development at Revolution Living, one of three business groups in the Revolution family of companies founded by Steve Case, co-founder of AOL. Previously, from 2002 through 2004, Mr. Foster served as a Managing Director of The Cypress Group, a private equity investment firm, where he led the industrial and services group. He was also with Lazard, primarily in mergers and acquisitions, for over ten years, including as a Managing Director.

Qualifications. Mr. Foster's experience in private equity, investment banking and mergers and acquisitions provides our Board with valuable guidance with respect to a broad range of strategic, operational and growth strategies.

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Craig A. Rogerson
Age 57 Director since 2008

Chairman, President and Chief Executive Officer, Chemtura Corporation. Craig A. Rogerson has served as Chemtura's Chairman, President and Chief Executive Officer since December 2008. Mr. Rogerson had previously served as President, CEO and director of Hercules, Incorporated until its acquisition by Ashland, Incorporated on November 13, 2008. Mr. Rogerson joined Hercules in 1979 in the firm's Water Management Chemicals Division. In April 1997 he left Hercules to join Wacker Silicones Corporation where he served as President and CEO. In May 2000 Mr. Rogerson rejoined Hercules as vice president business operations of their BetzDearborn Division, eventually being named vice president and general manager of that division in August 2000. Prior to being named CEO of Hercules in December 2003, Mr. Rogerson held a variety of senior management positions with the company including president of the FiberVisions and Pinova Divisions, vice president-global procurement and COO. Mr. Rogerson serves on the boards of directors of PPL Corporation, the Society of Chemical Industry and the American Chemistry Council. He also serves on the Advisory Board of Michigan State University's Chemical Engineering and Material Science school. Mr. Rogerson previously served on the boards of First State Innovation and the Delaware Business Roundtable.

Qualifications. Mr. Rogerson's prior service as President and Chief Executive Officer of a specialty chemicals company and his day-to-day leadership as Chief Executive Officer of Chemtura, provide him with intimate knowledge of our operations and provide the Board with unique insights into our opportunities and challenges.
John K. Wulff
Age 65 Director since 2010

Retired Chairman of Hercules Inc. John K. Wulff is the former Chairman of Hercules Inc., a manufacturer of specialty chemical products, a position he held from July 2003 until Ashland, Inc.'s acquisition of Hercules in November 2008. Prior to that time, he served as a member of the Financial Accounting Standards Board from 2001 to 2003. Mr. Wulff was previously Chief Financial Officer of Union Carbide Corporation ("Union Carbide") from 1995 to 2001. During his 14 years at Union Carbide, a manufacturer of chemicals and polymers, he also served as Vice President and Principal Accounting Officer from 1989 to 1995, and as Controller from 1987 to 1989. Mr. Wulff was also a partner of KPMG and predecessor firms from 1977 to 1987. He currently serves as a director (since 2004), as chairman of the governance & compensation committee, and as a member of the audit and MIS committees of Moody's Corporation. He is also a director (since 2006) and member of the audit and nominating & corporate governance committees of Celanese Corporation, a global manufacturer of industrial chemicals. Mr. Wulff previously served as a director of Sunoco, Inc. from 2004 to 2012.

Qualifications. Mr. Wulff's leadership and experience in the chemical industry, combined with finance and accounting expertise from serving in executive accounting and finance positions, provides the Board with broad chemical industry experience and finance and accounting expertise.

        The Board of Directors unanimously recommends a vote for each of the above nominees for election as director.

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Corporate Governance and Ethics

Chemtura is firmly committed to the values of good corporate governance and high ethical standards. The Board believes that these values are critically important in achieving business success and fulfilling the Board's responsibilities to our stakeholders. We reevaluate our policies on an ongoing basis to ensure they reflect these values and effectively meet our Company's needs. Listed below are some of the significant corporate governance and ethics practices and policies we have adopted.

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Code of Business Conduct. We have adopted a written code of ethics, or "code of business conduct," applicable to all our directors, officers and employees. We intend to disclose any waivers of, or amendments to, the code of business conduct on our Web site.

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Lead Director. Our By-Laws establish the role of an independent lead director who is elected by the independent directors.

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Executive Sessions. Our board meets regularly in executive sessions without the presence of management, including our Chairman.

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Majority Voting for Directors. We have implemented a majority vote standard in uncontested elections of directors effective at the 2014 Annual Meeting.

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Related Person Transactions Policy. Our Audit Committee is responsible for approving or ratifying significant transactions involving our Company and related persons and determining that the transaction is on terms no less favorable in the aggregate than those generally available to an unaffiliated party under similar circumstances.

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Encouraging Communications with the Board. The Board has established a process whereby shareholders or other interested parties may communicate with the Board on concerns related to accounting, internal controls, auditing matters, corporate governance, environmental, health and safety issues or any other significant legal or ethical issues at Chemtura.

Additional information is provided below regarding these and certain other key corporate governance and ethics policies that we believe enable us to manage our business in accordance with the highest standards of business practices and in the best interest of our shareholders. The code of business conduct, our related persons transactions policy, the charters of each of our Board committees and our corporate governance principles may be viewed on our Web site at www.chemtura.com. Note that information on our Web site does not constitute part of this proxy statement. You may also obtain a copy of any of these documents without charge by writing to: Chemtura Corporation, 199 Benson Road, Middlebury, CT 06749, Attention: Corporate Secretary.

Board Responsibilities, Composition and Independence

Our business and affairs are managed under the direction of the Board of Directors. Our Board has eight members. It is the intent of our Board that a substantial majority of its members should meet the director independence requirements of the NYSE listing standards. The Board has affirmatively determined that all current directors (other than Mr. Rogerson) are independent based on the following standards:

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no entity (other than a charitable entity) of which a director is an employee in any position or any immediate family member is an executive officer, made payments to, or received payments from, Chemtura and its subsidiaries in any of the 2013, 2012, or 2011 fiscal years in excess of the greater of $1,000,000 or two percent of that entity's annual consolidated gross revenues;

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no director, or any immediate family member employed as an executive officer of Chemtura or its subsidiaries, received in any twelve-month period within the last three years more than $120,000 per year in direct compensation from Chemtura or its subsidiaries, other than director and committee fees and pension or other forms of deferred compensation for prior service not contingent in any way on continued service;

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Chemtura did not employ a director in any position, or any immediate family member as an executive officer, during the past three years;

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no director is a current partner or employee of a firm that is Chemtura's internal or external auditor (the "Auditor"); no immediate family member of a director is a current partner of the Auditor or an employee of the Auditor who personally worked on our audit; and no director or immediate family member of a director was during the past three years a partner or employee of the Auditor and personally worked on our audit within that time;

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no director or immediate family member served as an executive officer of another company during the past three years at the same time as a current executive officer of Chemtura served on the compensation committee of such company; and

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no other material relationship exists between any director and Chemtura or our subsidiaries.

The Board held 18 meetings and its committees held 26 meetings during 2013. All incumbent directors attended at least 75% of the total number of meetings held by the Board and by the committees on which they served. It is our policy that all directors are expected to attend our annual meeting of shareholders. Our 2013 Annual Meeting was held on May 9, 2013 and was attended by all then current directors. It is the Board's policy that directors retire at the age of 72.

Board Leadership Structure

General. The Board has determined that the appropriate leadership structure for the Board at this time is for Mr. Rogerson, our President and Chief Executive Officer, to serve as Chairman of the Board. The Board has selected a lead director, currently, Mr. Bernlohr, to provide independent leadership. Our lead director is elected by a majority of the independent directors upon a recommendation from the Compensation & Governance Committee. Our lead director presides over executive sessions of the non-employee directors following every Board meeting and advises the Chairman, in consultation with the other independent directors, as to Board schedules and agendas. Executive sessions are not attended by management. The Board has also determined that our lead director will be available to consult with shareholders and call meetings of the independent directors when appropriate.

The independent directors believe that our Chief Executive Officer is best situated to serve as Chairman because he is the director most familiar with our business and industry and most capable of identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside Chemtura while the Chief Executive Officer brings industry and Company-specific experience and expertise. The Board believes that the combined role of Chairman and Chief Executive Officer provides the appropriate balance between strategy development and execution and independent oversight of management by the Board, promotes unified leadership and direction for the Board and management and allows for a single, clear focus for the chain of command to execute our strategic initiatives and business plan.

Lead Director. Mr. Bernlohr, who serves as a member of the Audit Committee and the Compensation & Governance Committee, was selected by the Board and has served as lead director since November 10, 2010. The lead director's responsibilities include:

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presiding at executive sessions of the Board;

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consulting with the Chairman and other members of management on Board and committee agendas;

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advising the Chairman with respect to consultants who may report directly to the Board; and

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serving as liaison between the independent directors and management.

Executive Sessions. Executive sessions, which are meetings of the non-employee members of the Board, are regularly scheduled throughout the year. Non-employee directors meet by themselves, without management or employee-directors present, at regularly scheduled in-person Board meetings, meetings of the committees of the Board and telephonic meetings, as appropriate.

Board and Committee Evaluations. Under our corporate governance principles and committee charters, the Board and the committees of the Board evaluate and discuss their respective performance and effectiveness on an annual basis. These evaluations cover a wide range of topics including the fulfillment of the Board and committee responsibilities identified in our corporate governance principles and committee charters.

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Oversight of Risk Management

General. We are exposed to a number of risks including, among others, financial, strategic and operational risks and risks relating to regulatory and legal matters. The Board has an active role, as a whole and also at the committee level, in overseeing our risk management process and in assessing the most significant risks facing Chemtura. Specific Board committees are responsible for overseeing specific types of risks. The full Board generally observes the activities of each committee. If this is not feasible, the chair will report to the Board on what transpired.

Under our policies, the leaders of each of our businesses and functions are responsible for identifying risks that could affect achievement of business goals and strategies, assessing the likelihood and potential impact of significant risks, prioritizing risks and actions to be taken in response, and regularly reporting to the CEO on actions to monitor and manage significant risks in order to remain within our range of risk tolerance. In the course of reviewing business plans and projects, management regularly identifies and reviews the attendant risks with the Board and the steps that have or will be taken to address them. Management periodically reports to the Board on its risk assessment and status of its action plans identified to mitigate risk. These reviews occur periodically at regularly scheduled and special meetings of the Board. As described in the table below, each of the Board committees is responsible for oversight of risk management practices for categories of risks relevant to their respective function.

Board/Committee	&zwsp;	Primary Areas of Risk Oversight
Full Board	&zwsp;	Risk management process and structure, strategic risks associated with business plans, and other significant risks such as major litigation, business development risks, succession planning and Chemtura's overall policies and practices for enterprise risk management.
Audit Committee
Major financial risk exposures; significant operational, compliance, reputational and strategic risks; risks related to the subject matters described in its charter, including risks relating to liquidity, credit, internal controls, disclosure, financial reporting, finance transactions, defined benefit and defined contribution pension plans, related-party transactions, and certain other legal and regulatory matters. The Audit Committee reviews reports from the Chemtura Resource Line, our anonymous hotline that employees can use to report suspected violations of our code of business conduct. It regularly meets in executive session with our Head of Internal Audit and our independent registered public accounting firm, without management present, to discuss if there are areas of concern of which the Committee and the full Board should be aware. It reviews insurance programs and policies intended to mitigate risk.
Compensation & Governance Committee	&zwsp;
Risks related to executive recruitment, assessment, development, retention and succession policies and programs; risks associated with compensation policies and practices, including incentive compensation; risks related to corporate governance, leadership structure, effectiveness of the Board and the committees for oversight of Chemtura, review of director candidates and director compensation, conflicts of interest and review of director independence.
Environmental, Health & Safety Committee		Risks relating to environmental, health, safety, security and related regulatory matters, including the regulation of products.

Prior to May 9, 2013, Chemtura maintained a separate Nominating & Governance Committee charged with oversight of risks associated with corporate governance. Effective on May 9, 2013, the Nominating & Governance Committee was merged into the Compensation Committee (renamed the Compensation & Governance Committee) which assumed direct oversight of these risk areas.

We believe the division of risk management oversight responsibilities described above is an effective approach for addressing the risks facing Chemtura.

Compensation and Risk. We believe our performance-based compensation and equity programs create appropriate incentives to increase long-term shareholder value. Our compensation programs have been designed with key features and administered in a manner that discourages undue risk-taking by employees. These features include:

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limits on annual short-term incentive and long-term performance awards, thereby defining and capping potential payouts;

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the application of annual short-term incentive metrics that align employees against the balanced objectives of increasing earnings and improving cash flow through working capital management;

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use of long-term incentive vehicles – restricted stock units ("RSUs"), performance shares and (prior to 2014) stock options – that vest over a number of years, thereby providing strong incentives for sustained operational and financial performance;

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the ability to clawback performance-based gains from executive officers and other program participants resulting from financial results for periods after January 1, 2013 which are subsequently restated due to material noncompliance with any financial reporting requirement; and

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Board and committee exclusive discretion to adjust payouts under both the annual short-term and long-term performance plans to better reflect the core operating performance of Chemtura and its businesses.

As such, we believe that our compensation policies and programs for all of our employees do not create risks that are reasonably likely to have a material adverse effect on Chemtura.

Committees of the Board of Directors

The Board has established three standing committees to assist in the administration of its responsibilities: an Audit Committee, a Compensation & Governance Committee and an Environmental, Health & Safety Committee. During the first part of 2013, the Board of Directors also had in place a separate Nominating & Governance Committee, which was merged into the Compensation Committee on May 9, 2013 to form the Compensation & Governance Committee. The Board may establish other special or standing committees from time to time. Members of the committees serve at the discretion of the Board. Each of our three standing committees operates under a written charter adopted by the Board and annually reviews and assesses the adequacy of that charter. These charters were most recently reviewed and revised in February 2014. Each committee member is independent within the meaning of SEC regulations and under NYSE listing standards and otherwise qualifies under the applicable committee charters.

The following table reflects membership of the committees of the Board during 2013 and through the date of this Proxy Statement:

Director	&zwsp;	Audit Committee	&zwsp;	Compensation & Governance Committee	&zwsp;	Environmental, Health & Safety Committee	&zwsp;	Nominating & Governance Committee
Jeffrey Benjamin	&zwsp;	Member	&zwsp;	Chair (from 5/9/13)	&zwsp;	Member (through 5/9/13)	&zwsp;	Chair (through 5/9/13)
Timothy Bernlohr (Lead Director)		Member		Member				Member (through 5/9/13)
Anna Catalano	&zwsp;		&zwsp;	Member	&zwsp;	Member	&zwsp;
Alan Cooper (resigned from board 1/2/14)		Member (through 1/2/14)		Member (from 5/9/13 to 1/2/14)				Member (through 5/9/13)
James Crownover	&zwsp;		&zwsp;	Member	&zwsp;	Chair	&zwsp;	Member (through 5/9/13)
Robert Dover		Member				Member
Jonathan Foster	&zwsp;		&zwsp;	Chair (through 5/9/13) Member (from 5/9/13)	&zwsp;	Member (from 5/9/13)	&zwsp;	Member (through 5/9/13)
John Wulff		Chair				Member
Meetings Held during 2013	&zwsp;	12	&zwsp;	7	&zwsp;	5	&zwsp;	2

Audit Committee. Under its charter, the Audit Committee is responsible for, among other things, overseeing the integrity of our accounting and financial reporting processes and the audits of our financial statements. The Audit Committee meets periodically with management to review our risk assessment and risk management policies and material financial risk exposures, including insurance programs and policies intended to mitigate risk, and with the independent registered public accounting firm to review the scope of the annual audit; provides general oversight with respect to the adequacy and effectiveness of our internal

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administrative business process and information systems controls, and accounting principles employed in our financial reporting; oversees capital structure and financing activities; and reviews our Quarterly Reports on Form 10-Q and Annual Report on Form 10-K prior to filing with the SEC. The Audit Committee also selects the independent registered public accounting firm after discussion with the Board; evaluates the independent registered public accounting firm's qualifications, independence and performance; approves all audit and permitted non-audit services provided by the independent registered public accounting firm; and reviews and approves the fees of the independent registered public accounting firm. The Audit Committee reviews earnings press releases, financial information and earnings guidance provided to rating agencies; establishes procedures for handling complaints about accounting and auditing matters and suspected violations of our code of business conduct; periodically reviews our code of business conduct; and oversees financial and accounting matters involving the defined benefit and defined contribution pension plans of the Company.

All members of our Audit Committee meet the financial literacy requirements of the NYSE listing standards and at least one member has accounting or related financial management expertise as required by the NYSE. In addition, the Board has determined that John K. Wulff, the chairman of the Audit Committee, qualifies as an "audit committee financial expert" within the meaning of SEC regulations.

Compensation & Governance Committee. Under its charter, the Compensation & Governance Committee is responsible for, among other things, the administration of our executive officer compensation plans, including approval of the level of compensation for our executive officers and the review and approval of deferred compensation plans, long-term and short-term incentive programs, equity plans and equity ownership guidelines for our executive officers and directors. This committee reviews and approves the corporate goals and objectives relative to the Chief Executive Officer's compensation, evaluates the Chief Executive Officer's performance against those goals and sets the Chief Executive Officer's compensation based on this evaluation. The Committee has responsibility for overseeing the Company's organization and talent development program, reviewing succession planning strategies for key members of management, advising the full Board on CEO succession planning and overseeing the Company's benefit plans (other than those financial and accounting matters within the purview of the Audit Committee). The Committee has sole authority to engage consultants on matters of executive compensation.

With the merger of the Nominating & Governance Committee into the Committee on May 9, 2013, the newly constituted Compensation & Governance Committee also became responsible for corporate governance and organizational matters, including: advising the Board with respect to the organization, size and composition of the Board and its committees; identifying and recommending to the Board qualified candidates for election or appointment to the Board; reviewing and recommending changes to our corporate governance principles; evaluating Board performance; reviewing our policies and programs that relate to corporate governance matters; and reviewing and determining Board compensation.

Environmental, Health & Safety Committee. Under its charter, the Environmental, Health & Safety Committee provides, among other things, guidance to and oversight of management with respect to environmental, health, safety, security and related regulatory matters, including the review of our safety, health and environmental performance, policies, standards, procedures, management systems and strategic plans, as well as product regulation. This committee also recommends actions and policies that will enable us to achieve a high level of safety, health and environmental performance compared with our peers in the chemical industry.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation & Governance Committee was at any time during 2013 employed as an employee or officer of Chemtura or had any relationship with Chemtura requiring disclosure as a related-party transaction. In addition, no executive officer of Chemtura has served on the board of directors or compensation committee of any other entity that has one or more executive officers who served as a member of our Board or Compensation & Governance Committee during 2013.

Communications with the Board of Directors

The Board has established a process whereby shareholders and other interested parties can send communications to one or more directors. To contact directors, you may call one of the following numbers:

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1.800.729.1514 if calling from inside the United States or Canada;

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if calling from outside the U.S. or Canada, use the AT&T Direct Access Operator in the country you are calling from: http://www.business.att.com/bt/tollfree.jsp; or

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if you do not have Internet access and are calling from outside the U.S. or Canada, you may call 704-501-2359 and with operator assistance, reverse the telephone charge for the call.

You may also contact one or more Board members by writing to the following address: CCI, Attn: Chemtura Board of Directors, P.O. Box 561915, Charlotte, NC 28256. Communications may also be directed by email to ethics@chemtura.com, to the attention of one or more Board members. In accordance with instructions provided by our Audit Committee, your call, report, letter or email will be distributed as applicable to our Chief Executive Officer, General Counsel, Chief Financial Officer, and Associate General Counsel, Ethics and Compliance, who will review the correspondence before forwarding it directly to the Board members to whom you wish to communicate.

All such reports or correspondence will be forwarded as described above unless they are of a trivial nature or otherwise not related to accounting, internal controls, auditing matters, corporate governance, environmental, health or safety issues or any other significant legal or ethical issues at Chemtura. However, a report will be made to the Audit Committee of all call reports or correspondence to the Board of Directors, and all such reports and correspondence are available to all Board members and are preserved in accordance with our corporate records management and retention policy. This process is also described in the Investors – Corporate Governance and Ethics section of our Web site at www.chemtura.com.

Certain Legal Proceedings

As a result of our filing voluntary petitions under Chapter 11 of the Bankruptcy Code on March 18, 2009, Craig Rogerson, Stephen Forsyth, Chet Cross, Billie Flaherty and Alan Swiech, our named executive officers, served as executive officers of a company that filed a petition under the federal bankruptcy laws within the last five years.

Director Compensation

Compensation Program. The annual compensation package for non-employee members of the Board is designed to attract and retain highly-qualified, independent professionals to represent our shareholders and to ensure alignment with their interests. The components of the director pay program for fiscal 2013 are as follows:

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Annual Cash Retainer. Each non-employee director receives an annual cash retainer of $82,000. The lead director receives an additional cash retainer of $30,000 per year and each member of the Audit Committee receives an additional $7,500 per year. In addition, the chairs of the Audit, Compensation & Governance, and Environmental, Health & Safety Committees receive additional annual cash retainers of $18,000, $12,000, and $8,000, respectively. These amounts are pro-rated in the event of changes in committee membership or roles during the course of the year.

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Annual Equity Grant. Each non-employee director receives an annual grant of common stock under the 2010 Long-Term Incentive Plan (the "LTIP") valued at $90,000 based on the closing price of our common stock on the date of grant. Under this program, on March 1, 2013 each then current non-employee director received an annual grant of 4,390 shares based on the closing price of $20.50 per share on the date of grant.

Directors do not receive fees for attendance in person or by telephone at Board or committee meetings. Each director is reimbursed for costs incurred in connection with attendance at Board and committee meetings. Chemtura does not provide pension benefits for non-employee directors. Directors who are our employees do not receive additional compensation for Board participation.

For fiscal 2014, non-employee directors continue to receive annual cash retainers as described above, and on March 1, 2014, each non-employee director received an annual equity grant of 3,636 shares of common stock valued at $90,000 based on the closing price of $24.75 per share on the date of grant.

Directors Deferral Plan. Under the Amended and Restated Chemtura Corporation Non-Employee Directors Deferral Plan (the "Directors Deferral Plan"), approved for grants in 2012 and subsequent years, non-employee directors may elect to defer both cash retainer fees and settlement of stock-based awards until separation from service, a specified distribution date, or the earlier or later of those two dates. Any unpaid amounts will be paid to a director upon certain events, including death, disability, or a change in control of Chemtura. All deferrals by non-employee directors under the Directors Deferral Plan and its predecessor plan or the LTIP are intended to comply with the requirements of Section 409A of the Internal Revenue Code.

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For 2013, Messrs. Cooper and Crownover each elected to defer the delivery of their annual equity grant until separation from service and Mr. Foster elected to defer delivery of his annual equity grant until January 1, 2016. No non-employee director elected to defer cash fees in 2013. For 2014, Mr. Crownover elected to defer the delivery of his annual equity grant until separation from service.

One-Time Equity Grants of Restricted Stock Units. In order to create further alignment between our non-employee directors and our shareholders, following our emergence from Chapter 11, on February 25, 2011, each then serving non-employee director received a one-time grant of 12,639 restricted stock units ("RSUs") under the LTIP. Ms. Catalano and Mr. Dover also received one-time grants of 12,639 RSUs and 7,469 RSUs, respectively, upon joining the Board. These RSUs vested 50% on the first anniversary of grant and 50% on the second anniversary of grant. Under a predecessor plan to the Directors Deferral Plan, Messrs. Cooper, Foster and Wulff each elected to defer the conversion of this RSU grant until separation from service, separation from service, and one year after separation from service, respectively.

2013 Director Compensation Table. The following table presents information regarding the compensation paid to non-employee directors for services rendered in 2013.

Director	&zwsp;	Fees Earned or Paid in Cash ($)	&zwsp;	Common Stock ($) (1)		&zwsp;	Total ($)
Jeffrey Benjamin	&zwsp;	100,082	&zwsp;	90,000		&zwsp;	190,082
Timothy Bernlohr		119,500		90,000			209,500
Anna Catalano	&zwsp;	82,000	&zwsp;	90,000		&zwsp;	172,000
Alan Cooper		89,500		90,000	(2)		179,500
James Crownover	&zwsp;	90,000	&zwsp;	90,000	&zwsp; (2)	&zwsp;	180,000
Robert Dover		89,500		90,000			179,500
Jonathan Foster	&zwsp;	88,000	&zwsp;	90,000	&zwsp; (2)	&zwsp;	178,000
John Wulff		107,500		90,000			197,500
(1)
In accordance with SEC rules, we calculated the amounts shown in this column to reflect the aggregate grant date fair value in accordance with ASC 718. The number of shares of common stock held by each of our directors is shown under Stock Ownership Information – Security Ownership of Management on page 45.

(2)
Messrs. Cooper and Crownover each elected to defer the delivery of their shares until separation from service and Mr. Foster elected to defer delivery of his shares until January 1, 2016.

Undelivered Common Stock of Non-Employee Directors. The following table presents the number of shares of common stock for which delivery has been deferred by non-employee directors at December 31, 2013 under the Long Term Incentive Plan, Directors Deferral Plan, or predecessor deferral plans. No unvested RSUs or vested or unvested options were held by non-employee directors on that date. Mr. Cooper resigned from the board effective January 2, 2014 and, in accordance with the terms of his deferral elections, received delivery of 28,495 shares of common stock with deferred delivery reflected in the table below.

Director	&zwsp;	Common Stock with Deferred Delivery (#)	&zwsp;	Common Stock Deferred Delivery Date
Jeffrey Benjamin	&zwsp;	-	&zwsp;
Timothy Bernlohr		-
Anna Catalano	&zwsp;	-	&zwsp;
Alan Cooper		28,495		Separation from Service
James Crownover	&zwsp;	4,753	&zwsp;	Separation from Service
Robert Dover		-
Jonathan Foster	&zwsp;	22,881	&zwsp;	Separation from Service (12,639), 1/1/15 (5,852) and 1/1/16 (4,390)
John Wulff		24,105		Separation from Service (5,852) and one year after Separation from Service (18,253)

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Non-employee Director Stock Ownership Guidelines

Under guidelines approved by the Compensation & Governance Committee, non-employee directors are subject to a stock ownership requirement of four times the base annual cash retainer for Board service. Directors have five years from adoption of the guidelines (December 2011) or the date they join the Board to achieve the ownership requirement. Currently, all non-employee directors own at least the guideline amount, or Chemtura expects such non-employee directors will obtain the requisite share ownership within the allotted time frame. If the annual cash retainer increases, directors will have five years from the time of the increase to acquire any additional shares needed to meet the guidelines.

Once achieved, ownership of the minimum requirement must be maintained for as long as the director is subject to the guidelines, though a failure to maintain the requisite ownership due to fluctuations in the value of Chemtura stock will not by itself violate the guidelines. In calculating a director's ownership, restricted stock, deferred stock and positions for which beneficial ownership (as defined under Section 16 of the Securities Exchange Act of 1934) would be attributed will be included, but stock options and unvested/unearned performance shares will not count towards the minimum ownership requirement. The value of a director's position is based on a rolling 13-month average of market prices. With limited exceptions, directors will generally be prohibited from selling shares if they would not meet the ownership requirement after sale.

Related-Person Transactions

The Board has adopted a written policy regarding the review, approval or ratification of transactions involving certain persons that SEC regulations require to be disclosed in proxy statements, which are commonly referred to as "related person transactions." A "related person," as defined under our policy and applicable SEC regulations, includes our directors, executive officers, any nominee for director, a 5% beneficial owner of our common stock, and each of their immediate family members. Under the written policy, our Audit Committee is responsible for reviewing, approving or ratifying any related person transactions after considering all material facts and circumstances. The Audit Committee will approve or ratify a transaction only if it determines that the transaction is on terms no less favorable in the aggregate than those generally available to an unaffiliated third party under similar circumstances. There were no related-person transactions in 2013.

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Compensation & Governance Committee Report

The Compensation & Governance Committee has reviewed and discussed with management the Compensation Discussion and Analysis (the "CD&A") disclosure contained in this proxy statement. The Compensation & Governance Committee recommended to the Board of Directors that the CD&A be included in this proxy statement.

The Compensation & Governance Committee of the Board of Directors
Jeffrey D. Benjamin, Chair Timothy J. Bernlohr Anna C. Catalano James W. Crownover Jonathan F. Foster

The report of the Compensation & Governance Committee will not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate the same by reference.

Compensation Discussion and Analysis

The following discussion and analysis of compensation arrangements of our named executive officers (including our Chief Executive Officer, Chief Financial Officer and other executive officers appearing in the Summary Compensation Table) should be read together with the compensation tables and related disclosures set forth below.

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Executive Summary

This Compensation Discussion and Analysis ("CD&A") describes Chemtura's executive compensation program, outlines the core principles behind that program, and reviews actions taken by the Compensation & Governance Committee (the "Committee") concerning the 2013 compensation of the executive officers named in the Summary Compensation Table on page 34 (the "named executive officers").

The Committee's fundamental objectives are to provide the named executive officers with market-competitive compensation opportunities tied to measurable financial performance and strategic accomplishments and to align these performance criteria directly with shareholder interests. In furtherance of these objectives, it has set and annually reviews base salary for each named executive officer. Additionally, it has established a short-term cash incentive plan and a long-term equity incentive plan providing the named executive officers with variable compensation opportunities based on key measures tying pay to performance.

The Committee believes that the Company's financial and strategic achievements during 2013, as well as its performance on the metrics underlying these short- and long- term plans, and on other measures, offer strong support for our executive compensation program as now constituted.

While there were significant achievements over the course of the year, the Company's Consolidated Operating Income results did not meet the threshold targets established in our Management Incentive Plan ("MIP") and, accordingly, no MIP bonuses were payable to our named executive officers for 2013. We believe that this responsiveness of short-term cash incentives to financial results falling below established benchmarks evidences the strong pay-for-performance culture we have established within the Company and reflected in our compensation program.

We also note that at the 2013 Annual Meeting, shareholders overwhelmingly approved the design and oversight of our program with a 97.1% favorable vote.

Key Corporate Initiatives during 2013

During 2013, we took significant steps to align our company with our stated long-term strategic and financial criteria, to permit us to progressively improve our operating margins and have a portfolio of strongly differentiated product lines based on proprietary chemical technologies that offer superior organic revenue growth, and to be positioned to exploit secular industry growth trends in all regions of the globe. Key initiatives in 2013 included the following:

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We completed the sale of two non-core businesses, our Antioxidants business in April and Consumer Products business in December, for cumulative gross consideration of approximately $500 million.

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We announced the exploration of a potential sale of our Chemtura AgroSolutions business.

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We changed the size and scale of our organizational structure during the fourth quarter to reflect the impact of our business divestitures and gain efficiencies and cost savings.

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We opened our new multi-purpose manufacturing facility in Nantong, China and commenced operation of its synthetic grease unit.

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We started up our new European manufacturing plant for our Synton® high-viscosity polyalphaolefin synthetic basestocks, addressing the increasing global demand for these products.

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We solidified our position in high-purity metal organics by expanding our organometallics manufacturing capacity in Bergkamen, Germany, and purchasing the remaining 50 percent interest in DayStar LLC in Korea.

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Our Chemtura AgroSolutions business introduced 110 new product and registration combinations during the year.

■
Our ISEM S.r.L. joint venture sold its two product lines in separate transactions at a net gain. Having now served its purpose, it will be dissolved in 2014 with a return of capital to the partners.

Key Refinancing and Share Repurchase Initiatives

■
We refinanced much of our debt capital structure, reducing annual interest expense by $14 million, extending maturities, creating capacity for local borrowing in Europe, and, importantly, providing additional flexibility under our covenants.

■
These steps included completion of a tender offer for the repurchase of $354 million of our 7.875% Senior Notes due 2018 and issuance of $450 million 5.75% Senior Notes due 2021.

■
Part of the proceeds of this refinancing, together with cash on hand, was used to repay $100 million of our senior secured term loan facility due 2016.

■
We modified our senior secured revolving credit facility to extend that facility through 2018, providing a $175 million US facility and a €60 million European facility.

■
We repurchased 2.4 million shares of our common stock at a cost of $54 million.

Key compensation actions for 2013

During 2013, the Committee made several key decisions and implemented policies to further align our executive compensation with our core principles and shareholder interests:

■
the Committee adopted new performance metrics for the 2013 MIP designed to better incentivize management performance.

■
The Committee merged with the Nominating & Governance Committee to provide a single streamlined Compensation & Governance Committee able to more effectively monitor and address issues related to Chemtura corporate leadership.

■
The Committee initiated a broad review of compensation programs in connection with the engagement of a new compensation consultant.

Key compensation actions for 2014

■
The addition of strategic measures for 20% of each named executive officer's MIP incentive (other than the CEO), that reflect milestones that better position our Company for the future.

■
An increase in the proportion of the Long-Term Incentive Plan ("LTIP") that is performance-vested from 30% to 50% (or 55%, in the case of the CEO) of the total award, in the form of performance shares that are linked to our total shareholder return ("TSR") relative to companies in the Dow Jones Chemical Index. If TSR is negative, the payout will be capped at target.

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2014 Proxy Statement  |  19

■
An increase in the proportion of the LTIP that is delivered in time-vested RSUs from 40% to up to 50% (or 45%, in the case of the CEO) of the total award.

■
Removal of stock options from the LTIP grants to the named executive officers, in favor of RSUs and performance shares.

■
Subject to action by shareholders at the annual meeting, the Company will adopt the Senior Executive Bonus Plan, to allow, to the extent possible, the Company to deduct the amount of cash incentive payouts from our reported income under Section 162(m) of the Internal Revenue Code.

Measures of total shareholder return. The Company may grant restricted stock units, performance shares, options or other equity awards under its long term incentive plan (the "LTIP"). These long-term equity incentives correlate executive compensation opportunities with stock performance and total shareholder return, aligning key leadership to the interests of shareholders, We believe that long-term equity incentives should constitute an increasing portion of compensation for higher-level executives and should be a predominant portion of compensation for our CEO. Actual awards granted are determined based on an assessment of market compensation levels and individual executive performance.

We believe that our stock performance is an important factor for shareholders to consider in assessing our overall business performance. The cumulative total return of an investment in Chemtura stock over the one- and three- year periods ending December 31, 2013, compared to returns of the S&P 500 and Russell 3000 indices, are shown in the following charts:

Total Shareholder Return - One year
(1/1/13 to 12/31/13)

Total Shareholder Return - Three Years
(1/1/11 to 12/31/13)

Core Principles. We operate in a competitive and challenging industry. We believe that the executive compensation programs for our named executive officers should be designed in accordance with the following core principles:

■
Pay-for-Performance: To ensure that the actual compensation realized by our named executive officers is directly linked to individual, business unit and Company-wide performance, our executive compensation programs are structured with a significant portion of variable or at-risk cash and equity compensation.

■
Alignment: Our executive compensation programs are designed to align the interests of the named executive officers with those of our shareholders both in the short-term and the long-term. The annual cash incentive program rewards executives for the achievement of specific financial performance goals and individual performance objectives on an annual basis. Our equity programs, combining time-based RSUs, performance shares linked to total shareholder return and (prior to 2014) stock options, further align the interests of our named executive officers and shareholders in the creation of shareholder value over the long-term.

■
Market Competitiveness: A key to our future success is the ability to keep together a team of highly qualified executives who can provide the leadership necessary to execute our business strategy over the short term and the long term. Our executive compensation programs have been designed to offer market competitive compensation that would allow us to attract and retain a talented executive management team capable of meeting or exceeding our business objectives.

■
Avoid Encouraging Excessive Risk-taking: Compensation plans should not encourage or promote the taking of excessive risk that introduces the potential for a material adverse effect on Chemtura. The Committee regularly considers enterprise risk in the design of Chemtura's executive compensation programs and works to ensure that compensation programs represent best practices so as not to encourage excessive risk-taking. We also mitigate risk through our clawback policy. Several features of our compensation plan design that we believe reduce the potential for taking excessive risk are discussed in the section Compensation and Risk on page 12.

Compensation Governance Approach. The approach utilized by the Committee is a key feature that ensures that actual compensation and plan design are consistent with our core principles. The Committee's approach is a multi-step process based on:

■
independent decision-making;

■
utilizing market data to appropriately target compensation levels;

■
consideration of the median compensation levels of our peer group;

■
following a consistent, rigorous goal setting process; and

■
utilizing verification tools to ensure appropriate decisions are being made.

Best Practices. Other policies and provisions that are intended to support best practices in executive compensation include, among others:

■
no excise tax gross-ups and no single trigger change-incontrol equity vesting;

■
no executive perquisite allowance;

■
significant stock ownership guideline levels to reinforce the link between the interests of our named executive officers and those of shareholders;

■
a clawback policy under which the repayment of awards may be required in certain circumstances; and

■
a fully independent compensation committee advised by an independent compensation consultant that only provides services at the direction of such committee.

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20  |  Chemtura Corporation

Role of the Compensation & Governance Committee

The Committee is primarily responsible for overseeing the overall compensation structure, policies and programs for our executive officers. Our Chief Executive Officer (the "CEO") annually reviews the performance of each of the other executive officers and recommends salary adjustments to the Committee for approval as well as annual cash incentive compensation and equity compensation applying specific performance metrics that have been previously approved by the Committee. From time-to-time, the CEO also recommends to the Committee for approval discretionary cash bonuses to reward extraordinary performance and contributions to Chemtura. Although the Committee considers the CEO's recommendations, it interacts with various members of senior management in the course of its duties and retains full discretion to set all compensation for executive officers including the CEO. Regarding the CEO, the Committee establishes and reviews the corporate goals and objectives relative to the CEO's compensation and sets the CEO's compensation based on an evaluation of the CEO's performance against the previously established corporate goals and objectives. The Committee is comprised entirely of independent directors as defined under NYSE listing standards. Under its charter, the Committee has the discretion to retain outside legal, accounting and consulting services in discharging its duties.

How We Use Compensation Consultants

Through August 1, 2013, the Committee retained Pearl Meyer & Partners ("PM&P") as a compensation consultant to advise the Committee and Chemtura on executive and Board compensation matters. Commencing August 1, 2013, the Committee engaged Hay Group, Inc. ("Hay Group") to replace PM&P and serve in this capacity as compensation consultant going forward. The Committee made this change following a competitive review of service providers based upon Hay Group's expertise, independence, and industry experience. From time to time, the Committee and Chemtura have also retained the services of outside counsel to advise on compensation matters.

As compensation consultant, PM&P (with respect to the period through August 1, 2013) and Hay Group (with respect to the period after August 1, 2013), each reported directly to the Committee and did not provide additional services to Chemtura during 2013. The Committee has the sole authority to retain and dismiss the compensation consultant and to approve the compensation consultant's fees. Each compensation consultant provided or provides objective and independent advice and analysis to the Committee with respect to executive compensation. During 2013, the Committee met with the compensation consultant without management present in an executive session in all but one of the Committee's regularly scheduled meetings. The Committee relies on the compensation consultant to provide an annual review of executive and board compensation practices of companies in our peer group including a benchmarking analysis of base salary and short- and long-term incentive targets of the companies with which we compete for executive talent. In addition, the Committee may, from time-to-time, request advice from the compensation consultant concerning the design, communication, and implementation of our incentive plans and other compensation programs.

The Committee has determined that the work of PM&P and Hay Group did not raise any conflicts of interest in 2013. In making this assessment, the Committee considered the independence factors enumerated in Rule 10C-1(b) under the Securities Exchange Act of 1934. No member of the Committee or any named executive officer has any affiliation with PM&P or Hay Group.

The services provided by PM&P and/or Hay Group to the Committee in 2013 included:

■
review of our compensation philosophy and the alignment of our executive compensation practices with that philosophy;

■
review and revision, as appropriate, of the peer group used for benchmarking compensation levels;

■
benchmarking and analysis of competitive compensation practices for executives and directors within our peer group and our industry;

■
review of the description of our compensation practices in proxy disclosures;

■
review of the change-in-control and other severance provisions contained in our compensation and severance plans and employment agreements to ensure alignment with our compensation philosophy and competitive practice;

■
analysis of compensation rankings for our named executives as compared to the peer group; and

■
informing the Committee of market trends and current issues in executive compensation.

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2014 Proxy Statement  |  21

In 2013, fees and expense reimbursements paid by Chemtura for services provided to the Committee by PM&P and Hay Group totaled $59,116 and $96,380, respectively.

Pay Levels and Benchmarking

Pay levels for executives are based on the following factors:

■
roles and responsibilities within Chemtura;

■
experience and expertise;

■
compensation levels in the marketplace for similar positions; and

■
performance of the individual and Chemtura as a whole.

When reviewing marketplace compensation for our executive officers, the Committee considers publicly available information, such as the compensation disclosures in proxy statements from competitors as well as data from privately published compensation surveys focusing on other companies within the chemical industry and other relevant industries. Analyses are prepared jointly by us and our consultants. In 2013, to assist us in our compensation decisions, we prepared an analysis of executive compensation using proxy data from various published sources.

The Committee reviews the companies that comprise the peer group each year to consider whether the peer group remains appropriate. The companies in the peer group are identified based on industry (with an emphasis on chemical manufacturing companies), sales, assets and market capitalization. After review by the compensation consultant and discussion with the Committee in early 2013, four companies which were no longer publicly traded were removed from the peer group and two companies (Ashland Inc. and Eastman Chemical) were added to the peer group for 2013. For 2013, the peer group that the Committee reviewed to ensure that our total compensation is within a reasonably competitive range included the following 13 companies:

Albermarle Corp.	&zwsp;	Cytec Industries Inc.	&zwsp;	FMC Corp.	&zwsp;	Rockwood Holdings Inc.	&zwsp;	Westlake Chemical Corp.
Ashland Inc.		Eastman Chemical Co.		Georgia Gulf Corp.		RPM International Inc.
Cabot Corp.	&zwsp;	Ferro Corp.	&zwsp;	PolyOne Corp.	&zwsp;	W. R. Grace & Co.	&zwsp;

The Committee reviews the compensation practices of the companies in the peer group to design compensation programs to attract new executives in our highly competitive industry and to confirm proper levels of compensation for our named executive officers in order to incentivize and retain them. Although this compensation data, and in particular the median levels of compensation within our peer group, is considered by the Committee in determining executive compensation, it is not the only factor in making such compensation decisions. Other factors considered include an executive's experience, proficiency and sustained performance in his or her role. Moreover, the Committee does not adhere to strict formulas, benchmarking or its review of the compensation data described above to determine the mix of compensation elements. Instead, the Committee considers various factors in exercising its discretion to determine compensation.

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22  |  Chemtura Corporation

In evaluating the performance of the named executive officers with respect to compensation decisions in March 2013, the Committee considered various aspects of performance, including those identified in the following table:

Executive Title(1)	&zwsp;	Performance Factors Considered by the Committee
Craig Rogerson Chairman, President and CEO	&zwsp;	Continued strong performance during 2012 and leadership related to the delivery of improved year-over-year operating results; drove the review and rationalization of the existing business portfolio which resulted in specific acquisition and divestiture activities; instrumental in creating a culture of performance and accountability, with a strong focus on safety, compliance, innovation, and profitable growth.
Stephen Forsyth EVP and Chief Financial Officer		Strong performance supporting day-to-day operations and reporting requirements; implemented a finance transformation plan including expanding the role of our Shared Service Centers in North America, Europe and Asia Pacific resulting in improved efficiency and process simplification; played a significant role in reducing legal entity complexity and enhancing the effectiveness of our credit and collections operations.
Chet Cross EVP, Supply Chain and Operations	&zwsp;	Strong leadership of the industrial businesses, which delivered improved results; drove a much improved focus from business unit leadership on delivering key commitments including several important new product introductions, expansion into new markets and improvements in manufacturing efficiencies, energy use and automation.
Billie Flaherty EVP, General Counsel and Secretary		Lead efforts to formally close the Chapter 11 case and successfully brought matter to final completion; successfully developed and implemented various initiatives and programs to enhance Chemtura's global ethics and compliance programs and drove improvements in both effectiveness and efficiency within her areas of responsibility; championed a major overhaul of our document retention system and practices and built a strong partnership organization with the business units.
Alan Swiech EVP, Human Resources and Support Services	&zwsp;	Strong performance as a key leader with significant improvements in several HR processes, resulting in an overall upgrade of leadership talent, more focused and impactful leadership development programs, and the establishment of an early career talent development pipeline; enhanced supply chain operations, achieving substantial improvements in on-time delivery and customer satisfaction; assumed responsibilities for our information systems and program management organizations.

(1)
Reflects titles as of the date of this Proxy Statement. Prior to November 1, 2013, Mr. Cross held the title EVP, Group President, Industrial Engineered & Performance Products, Ms. Flaherty held the title SVP, General Counsel and Secretary, and Mr. Swiech held the title SVP, Human Resources and Support Services.

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2014 Proxy Statement  |  23

Components of Compensation

Our compensation programs for named executive officers consist of base salary, annual performance-based cash incentive compensation and long-term incentives tied to improvement and growth. The information in the following chart summarizes the elements of fiscal 2013 compensation for the executive officers named in the Summary Compensation Table on page 34. Further information about each component is presented in the sections following this chart.

Compensation	&zwsp;	Key Features	&zwsp;	Objectives
Base Salary		■ Fixed pay that takes into account the executive's responsibilities, experience and expertise ■ Re-evaluated annually and on significant changes in job responsibility	&zwsp;	■ Provide a regular source of income at market-competitive levels
Management Incentive Plan

■

Variable performance-based cash compensation

■

Committee determines payout based on performance against target with respect to metrics

■

2013 Metrics include:

◦

Consolidated Operating Income – a measure of earnings

◦

Consolidated Abbreviated Free Cash Flow – a measure of working capital management

◦

Adjusted Total Recordable Case Rate – a measure of safety performance

◦

Individual performance – by the executive in furtherance of our financial and strategic objectives

■

Subject to clawback policy

■ Focus the organization on achieving key financial results and reward for successful performance ■ Align officers with annual goals and objectives
Long-Term Incentive Plan ("LTIP")

■

Equity-based incentive compensation: amount realized is dependent upon the Company achieving long-term financial goals and stock price performance

■

Award opportunity consists of stock options, restricted stock units and performance shares

■

Awards represent a forward-looking incentive opportunity

■

Double-trigger vesting in the event of a change of control

■

Stock options (30% of total value for 2013):

◦

Exercise price equal to the fair market value of the Company's stock on the grant date

◦

Ratable vesting over a three-year service period

■

RSUs (40% of total value for 2013):

◦

Ratable vesting over a three-year service period

■

Performance Shares (30% of total value for 2013):

◦

Shares eligible for vesting at end of three-year service period based on Company performance

◦

performance shares metric is relative total shareholder return against the companies comprising the Russell 3000 Index

◦

Award settled in shares of Company stock

■

Subject to clawback policy

&zwsp;

■

Attract and retain key executives and employees, align their interests with shareholders, focus them on achieving and sustaining longer-term business results and reward exceptional performance

■

Stock options reward for stock price appreciation and provide a direct link to shareholder value

■

RSUs

◦

motivate officers to achieve longer-term financial goals that are expected to lead to increased shareholder value

◦

service requirement focuses officers on sustained performance and serves as an additional retention tool

◦

year-over-year grants reward sustained performance of key financial measures

■

Performance Shares are linked to total shareholder return and further align the interests of our named executive officers and shareholders in the creation of shareholder value over the long-term

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24  |  Chemtura Corporation

Emphasis on Performance-Based and Long-Term Compensation

Consistent with our core principle of ensuring that compensation is closely linked to individual, business-unit and Company-wide performance and aligns the interest of our executives with our shareholders both in the short-term and the long-term, our executive compensation programs are structured such that a significant portion of compensation is intended to be performance-based and/or long-term equity. We believe this encourages a focus on long-term growth and stock performance. The chart below indicates for our CEO and other named executive officers the percentage contribution of each element of 2013 compensation reflected in the Summary Compensation Table on page 34. Because the Company's Consolidated Operating Income results did not meet the targets established in our Management Incentive Plan ("MIP"), no annual MIP bonuses were payable to our named executive officers for 2013. This chart identifies those elements constituting performance-based compensation and those constituting long-term equity compensation. The Committee considers options to be performance-based compensation because options provide value to an executive only if our stock price increases after the grants are made. This chart highlights that performance-based and long-term equity compensation comprise a greater percentage of the compensation for our CEO from a percentage standpoint than for our other named executive officers.

Base Salary

Base salary levels are reviewed annually by the Committee as part of our annual performance management process, as well as upon promotions or other significant changes in job responsibility. Base salaries are reviewed and adjusted by the Committee with regard to:

■
individual performance of the executive as noted in the table on page 23;

■
internal review of the executive's compensation relative to others on the executive team;

■
new job responsibilities and promotions;

■
experience and expertise; and

■
market data provided by the analyses described above.

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2014 Proxy Statement  |  25

On May 8, 2013, the Committee approved merit and market adjustment base salary increases, effective May 27, 2013, for Mr. Swiech and Ms. Flaherty. These salary adjustments are reflected in the following table:

			Increase Effective May 27, 2013

		Salary at January 1, 2013						Salary at May 27, 2013

Executive		($)		Amount ($)		Percent (%)		($)

Craig Rogerson	&zwsp;	1,075,000	&zwsp;	-	&zwsp;	-	&zwsp;	1,075,000
Stephen Forsyth		522,000		-		-		522,000
Chet Cross	&zwsp;	436,770	&zwsp;	-	&zwsp;	-	&zwsp;	436,770
Billie Flaherty		403,850		9,087		2.25%		412,937
Alan Swiech	&zwsp;	359,775	&zwsp;	17,989	&zwsp;	5.00%	&zwsp;	377,764

Annual Performance-Based Cash Incentive Compensation

The Chemtura Corporation Management Incentive Program (the "MIP") is an annual performance-based cash incentive program offered under the 2010 Chemtura Corporation Short-Term Incentive Plan. The MIP provides each participant, including named executive officers, with an opportunity to earn an annual cash incentive based on attainment of pre-established financial performance goals linked to our long-range plan (a "MIP Award"). Participants in the MIP fall into one of three groups: executive participants; function participants; and business participants, as determined by the Committee. Some participants may be allocated or split between function and business or multiple business units depending on their positions.

Each MIP participant is assigned an incentive opportunity expressed as a percentage of base pay (a "Target Percentage"), and performance metrics are established with varying weightings totaling 100%. For each performance metric, threshold, target and maximum performance levels are set. The participant is credited 0% if the threshold is not met, 100% at target, and 200% if the maximum is met or exceeded. An intermediary credit is given if performance falls between these levels based on straight line interpolation. A participant's final MIP Award is calculated by multiplying his or her Target Percentage by the weighted average percentage calculated for each performance metric. That figure is then subject to adjustment for a safety multiplier and an individual performance multiplier. No MIP Award is payable if Chemtura fails to meet a minimum threshold performance level established on a consolidated basis, and for certain business participants, on a business unit basis as well. A participant's final MIP award cannot exceed 200% of his or her Target Percentage.

2013 Performance Measures.  For 2013, the Committee established the performance metrics and weightings for the named executive officers under the 2013 MIP set out below. As an overall constraint on awards, the 2013 MIP provided that no payout would be made unless the Consolidated Operating Income threshold was met.

■
Consolidated Operating Income (weighted 70%). This is defined as Operating Income, as disclosed in Chemtura's reports and earnings releases, adjusted to exclude certain expenses, gains and losses that may not be indicative of our core operations. We believe that Consolidated Operating Income is useful in evaluating our underlying performance and identifying operating trends. We use Consolidated Operating Income as one of the key metrics in determining the allocation of resources and in evaluating the performance of our operations. Beginning with the 2013 MIP, Consolidated Operating Income was established by the Committee as a performance metric to incentivize management to achieve our annual and long-range financial and business objectives. This replaces Consolidated EBITDA, which served as the primary metric for the MIP in prior years. Consolidated Operating Income is believed to provide a more complete measure of financial performance and better alignment to shareholder interests. (Consolidated EBITDA remains a component of the Consolidated Abbreviated Cash Flow metric described below.) For additional information on the calculation of this non-GAAP financial metric, see Appendix A – Consolidated Operating Income on page A-1.

■
Consolidated Abbreviated Free Cash Flow ("CAFCF") (weighted 30%). This metric is defined as the sum of Consolidated Adjusted EBITDA, less increases (or plus reductions) in Net Working Capital, less Investments. Net Working Capital is calculated as the sum of account receivables and inventory less accounts payable. Investments are calculated as the sum of the value of capital expenditures and investments in intangible assets. Net Working Capital and Investments are each measured in a manner consistent with the methods used to compute their values in the preparation of the Statement of Cash

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26  |  Chemtura Corporation

  Flows in accordance with US GAAP. The Committee established this metric for 2013, replacing the Consolidated Cash Conversion Cycle metric applied in the 2012 MIP. We believe that the Consolidated Abbreviated Free Cash Flow metric provides a more complete measure of cash management performance, reflecting all elements of cash flow. For additional information on the calculation of this non-GAAP financial metric, see Appendix B – Consolidated Abbreviated Free Cash Flow on page B-1.

■
Safety Multiplier. This consists of the total recordable case rate for Chemtura employees (the "Employee TRCR"), with adjustments to reflect the total recordable case rate for contract employees (the "Contractor TRCR") and the number of process safety incidents ("PSIs"). Total recordable case rate, as defined by OSHA, is calculated by multiplying the number of recordable injuries in the workplace by 200,000 and dividing by the number of labor hours. A PSI is defined (consistent with standards promulgated by the American Chemistry Council) as an unexpected release of toxic, reactive, or flammable liquids and gases in processes involving highly hazardous chemicals beyond specified thresholds, resulting in injuries, or involving more than $25,000 in damages. Prior to 2013, the Safety Multiplier used in MIP calculations reflected only the Employee TRCR. Threshold, target and outstanding benchmarks were set, resulting in multiplier of 0.90x, 1.00x or 1.10x to the amount calculated from the other performance metrics. To emphasize Chemtura's strong commitment to all forms of workplace health and safety, beginning in 2013 this Safety Multiplier metric was broadened to incorporate the two adjustment factors: the Contractor TRCR adjustment reflects injuries by contract workers, which may be a significant component of the workforce, and the PSI adjustment reflects incidents which may be significant but which do not necessarily result in workplace injuries. For each of these adjustments, a threshold, target and outstanding benchmark is set and the Safety Multiplier is adjusted by -0.05x, 0.00x or +0.05x based on actual results, with a floor of 0.90x and a cap of 1.10x applied to the resulting calculation.

■
Individual Performance. The Committee determines an individual performance multiplier for each participant. This is typically 1.0x, but can be less than 1.0x based on the Committee's assessment of significant performance factors. The CEO recommends to the Committee the performance multiplier for each participant who reports directly to the CEO. The CEO and the applicable business or function leader recommends to the Committee the performance multiplier for each other executive officer.

The following graphic illustrates how the individual MIP awards are determined under the MIP in place for 2013:

Chemtura Corporation

2014 Proxy Statement  |  27

The following table shows the metrics established for determining payouts under the MIP for fiscal 2013, and the calculation of MIP payouts based on actual performance:

Performance Metrics		&zwsp;	Threshold	Target	Maximum	&zwsp;	Actual 2013 Results	Weight	Factor
Consolidated Operating Income	(in $ million)	&zwsp;	195.0	230.9	250.0	&zwsp;	162
	Payout %(1)	&zwsp;	0%	100%	200%	&zwsp;	0%	70%	0%
Consolidated Abbreviated Free Cash Flow	(in $ million)		50	79.2	130.0		75
	Payout %(2)		0%	100%	200%		85.6%	30%	25.7%
Safety Multiplier	Multiplier	&zwsp;	0.9 x	1.0 x	1.1 x	&zwsp;			1.1 x
Payout Factor – before Consolidated Operating Income Threshold Test									28.3%
Payout Factor – after Consolidated Operating Income Threshold Test		&zwsp;				&zwsp;			0%
(1)
Intermediary Consolidated Operating Income results are interpolated on a straight-line basis between the following levels (in million $) – $195 (threshold) – 0%; $204 – 25%; $213 – 50%; $222 – 75%; $230.9 (target) – 100%; $237.3 – 133%; $243.7 – 166%; $250 (maximum) – 200%.

(2)
Intermediary Abbreviated Free Cash Flow results are interpolated on a straight-line basis.

The calculation of the Safety Multiplier for 2013 is shown in the following table:

	&zwsp;	Threshold		&zwsp; &zwsp;	Target		&zwsp;	Outstanding		&zwsp;	Actual

	&zwsp;	Bench- mark	Multi- plier	&zwsp;	Bench- mark	Multi- plier	&zwsp;	Bench- mark	Multi- plier	&zwsp;	Results	Multi- plier
Employee TRCR	&zwsp;	>=0.73	0.90x	&zwsp;	0.38 to 0.72	1.00x	&zwsp;	<=0.37	1.10x	&zwsp;	0.27	1.10x
Contractor TRCR		>=1.27	-0.05x		0.67 to 1.26	0.00x		<=0.66	+0.05x		0.33	+0.05x
Process Safety Incidents	&zwsp;	>=3.00	-0.05x	&zwsp;	2.00	0.00x	&zwsp;	<=1.00	+0.05x	&zwsp;	5.00	-0.05x
Min/ Max/ Actual Multiplier			0.90x						1.10x			1.10x

As illustrated in the table below, MIP Targets were set for each named executive officer. However, because the threshold level of Consolidated Operating Income was not reached, no MIP payouts were awarded to the named executive officers for 2013.

Executive	&zwsp;	Base Salary ($)	&zwsp;	MIP Target (as % of Base Salary)	&zwsp;	MIP Payout Factor (%)	&zwsp;	Individual Performance Multiplier (#)	&zwsp;	MIP Payout Awarded by Committee ($)
Craig Rogerson	&zwsp;	1,075,000	&zwsp;	100%	&zwsp;	0%	&zwsp;	1 x	&zwsp;	0
Stephen Forsyth		522,000		70%		0%		1 x		0
Chet Cross	&zwsp;	436,770	&zwsp;	70%	&zwsp;	0%	&zwsp;	1 x	&zwsp;	0
Billie Flaherty		412,937		60%		0%		1 x		0
Alan Swiech	&zwsp;	377,764	&zwsp;	60%	&zwsp;	0%	&zwsp;	1 x	&zwsp;	0

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28  |  Chemtura Corporation

Management Incentive Plan Metrics – Historic Performance. The following charts illustrate our performance with respect to certain metrics currently reflected in the MIP over a three-year period. For additional information on the calculation of Consolidated Operating Income and Consolidated Abbreviated Free Cash Flow, refer to Appendices A and B on pages A-1 and B-1. Beginning in 2013, the MIP safety multiplier metric incorporates adjustments for contract employee and process safety incidents which are not reflected in the Total Recordable Case Rate chart.

Consolidated Operating Income (in $ millions)	Consolidated Abbreviated Free Cash Flow (in $ millions)	Total Recordable Case Rate (per OSHA definition)

Discretionary Cash Bonuses. There were no discretionary cash bonuses awarded to our named executive officers for 2013.

2014 Performance Measures. On February 21, 2014, the Committee approved the 2014 Management Incentive Plan (the "2014 MIP"). As in 2013, the core of the 2014 MIP will continue to be Consolidated Operating Income and Consolidated Abbreviated Free Cash Flow, but the 2014 MIP adds strategic measures that will represent a portion of the incentive opportunity for each named executive officer other than the CEO. These strategic measures were chosen to focus each executive on specific annual achievements that are deemed critical to positioning the Company for long-term success. These factors will be weighted 60% Consolidated Operating Income, 20% Consolidated Abbreviated Cash Flow and 20% strategic measures for each executive officer other than the CEO and 70% Consolidated Operating Income and 30% Consolidated Abbreviated Free Cash Flow for the CEO. A safety multiplier – which can impact the calculated incentive payout by +/- 10%, will also remain in place for all named executive officers. The 2014 MIP target opportunities established by the Committee for our named executive officers (as a percentage of annual base salary) are: Mr. Rogerson – 100%; Mr. Forsyth – 70%; Mr. Cross – 70%; Ms. Flaherty – 60%; and Mr. Swiech – 60%.

Effect of Senior Executive Bonus Plan. Subject to action by shareholders as described below under Approval of the Chemtura Corporation Senior Executive Bonus Plan on page 49, the Company will adopt the Senior Executive Bonus Plan (the "Bonus Plan"). The Bonus Plan is designed as an umbrella plan under which the MIP bonuses will be paid in order to allow, to the extent possible, the Company to deduct the amount of the payouts from our reported income under Section 162(m) of the Internal Revenue Code. Payouts are intended to be based on the applicable MIP in effect for a fiscal year, but subject to a per-person maximum of 2.5% of the Company's adjusted EBITDA. If the bonus amount determined under the MIP for participants in the Bonus Plan is lower than the maximum bonus set under the Bonus Plan, the Committee intends to exercise negative discretion to pay the lower MIP bonus rather than the maximum bonus payable under the Bonus Plan.

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Long-Term Incentive Compensation

The Chemtura Corporation 2010 Long-Term Incentive Plan (the "LTIP") provides for grants of nonqualified stock options, incentive stock options, stock appreciation rights, dividend equivalent rights, stock units, bonus stock, performance shares, restricted stock and RSUs. Our directors, officers and other employees, as well as others performing services for us, are eligible to receive grants under the LTIP. The LTIP is designed to attract and retain executives and key employees, align the interests of our executives and employees with those of our shareholders, and motivate and reward exceptional performance. Eleven million shares of common stock were reserved for issuance under the LTIP.

Policies Regarding the Grant of Equity Awards. The Committee approves all equity grants to our executive officers and generally grants awards at its regularly scheduled meeting in February. If the Committee is meeting during a black-out period in which Chemtura policy restricts trading in Company securities by insiders, our policy is that the Committee can approve the value of equity awards to be granted on a specified date set prospectively to fall after commencement of the next open trading window. Such awards are neither granted nor priced until the specified date, which permits material information regarding our performance for the prior fiscal period to be disseminated to the public before equity-based grants are made. The exercise price of stock options is set at the closing price of our common stock on the date of grant, or at the last prior closing price if the grant date is not a trading day.

Annual Grants for 2013. On February 21, 2013, the Committee approved grants of stock options, RSUs, and performance shares under the LTIP for 2013 to each of the named executive officers. These grants were awarded effective March 1, 2013 and were determined based on:

■
the Committee's assessment of each executive's total compensation opportunity against the competitive market;

■
the Committee's assessment of Mr. Rogerson's performance, and Mr. Rogerson's assessment of the other named executive officers' performance, in each case as discussed above; and

■
Chemtura's core principles of executive compensation.

To further reinforce and support Chemtura's executive compensation objectives, the Committee determined to deliver a portion of the 2013 long-term incentive award to executives in the form of performance shares. Performance shares are notional shares of equity that are earned based on performance as measured by total shareholder return. Based on the Committee's assessment of the Company's executive talent requirements and the other factors noted above, the Committee determined that, for 2013, 30% of the long-term incentive award would be delivered in stock options, 40% would be delivered in RSUs, and the remaining 30% would be delivered in performance shares. In calculating these proportions, stock options were valued based on a Black-Scholes valuation model and RSUs and performance shares were valued based on grant date market value, assuming a target level award in the case of performance shares.

The number of stock options, RSUs and performance shares granted by the Committee to each named executive officer is reflected in the 2013 Grants of Plan-Based Awards Table on page 36.

2013 Performance Share Awards. For performance shares granted in 2013, the actual number of shares to be issued will be based on Chemtura's performance over the three years ending December 31, 2015, as measured by the Company's total shareholder return over that period relative to all companies in the Russell 3000 Index. The number of performance shares that vest and convert to shares of common stock can range from 0% to 200% of the number awarded depending on the Company's relative performance during the performance period, as illustrated in the following table:

Chemtura's Total Shareholder Return over Performance Period Relative to all Companies in Comparative Index	&zwsp;	Percent of Target Shares Earned (Performance Multiplier %)(1)
Below 25th percentile		0%
At 25th percentile	&zwsp;	25%
At 50th percentile		100%
At or above 75th percentile	&zwsp;	200%

(1)
Interim points are interpolated on a straight-line basis.

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Annual Grants for 2014. On February 21, 2014, the Committee approved equity grants for all named executive officers. For 2014, the mix of long-term incentive shifted from a mix providing 30% of total award in stock options, 40% in restricted stock units (RSUs) and 30% in performance shares to a mix providing 45% in RSUs and 55% in performance shares for Mr. Rogerson and 50% in RSUs and 50% in performance shares for each other named executive officer. This shift was designed to provide a stronger link to long-term execution of our strategic plan and to stock outperformance relative to peers, and to foster an ownership mindset. The RSUs vest in three equal installments over three years (1/3 on each of March 1, 2015, March 1, 2016 and March 1, 2017). The performance share measurement period will be the three calendar years ending December 31, 2016, the performance shares metric used will be relative total shareholder return against the companies comprising the Dow Jones Chemical Index, and the performance shares will be settled on March 1, 2017 based on the performance multiplier schedule described in the table above for 2013.

Emergence Grants. While we were in Chapter 11, the Bankruptcy Court approved two performance-based equity plans – the 2009 Emergence Incentive Plan and the 2010 Emergence Incentive Plan (the "2009 EIP" and the "2010 EIP"). Since we could not make any awards of equity while we were in Chapter 11, these emergence plans contemplated equity awards being made once we emerged from Chapter 11 assuming the performance targets were achieved. The performance targets under the 2009 and 2010 EIPs were achieved. As a result and as part of our Plan of Reorganization, the Bankruptcy Court approved an EIP Settlement Plan, which provided for the issuance of equity post Chapter 11 under the 2009 and 2010 Emergence Incentive Plans. The Bankruptcy Court also approved the Emergence Award Plan (the "EAP"), providing for equity awards after we emerge from Chapter 11 provided performance targets for fiscal 2011 were achieved. These emergence plans were both established under the terms of our confirmed Plan of Reorganization and in consultation with the Creditors' Committee.

All equity awards under these emergence plans were performance-based and tied to Consolidated EBITDA achieved by Chemtura during measurement periods spanning 2009 through 2011 Achievement of performance targets under each of these emergence plans was uncertain and performance goals were calibrated such that reaching the targets would be challenging, but achievable, and achievement would benefit key stakeholders from the Chapter 11 reorganization, including, among others, creditors as well as pre- and post-emergence shareholders. Outstanding grants under these emergence plans are reflected in the Outstanding Equity Awards at 2013 Fiscal Year-End Table on page 37. No further grants will be made under these emergence plans.

Sequencing of Long-Term Incentive Compensation Plans. As described above, because we could not issue equity-based awards during the period we were in Chapter 11 equity awards otherwise attributable to 2009 and 2010, assuming the performance targets were met, were shifted to later years. As a result, the Stock Awards and Stock Options amounts reflected in the Summary Compensation Table on page 34 for 2011 include grant date fair values for the 2010 EIP, the EAP, and normal annual awards under the LTIP, even though these awards represent compensation attributable to multiple years. This may obscure the actual distribution of long-term incentive compensation. The following chart illustrates the sequencing of these plans:

Chemtura Corporation

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Other Compensation Elements

Savings Plans. Our named executive officers are eligible to participate in the Chemtura Corporation Employee Savings Plan, a 401(k) tax-qualified savings plan generally available to all US-based Chemtura employees (the "401(k) Plan"). 401(k) Plan participants, including executives, are eligible to receive a dollar-for-dollar match on their personal contributions up to a maximum of 6% of their eligible compensation, subject to certain limits imposed by the Internal Revenue Code. Our named executive officers are also eligible to participate in Chemtura's Supplemental Savings Plan. This program is designed to provide benefits similar to the benefits available under the 401(k) Plan for eligible compensation that is above the limits imposed by the Internal Revenue Code on contributions to the 401(k) Plan. These savings plans are the only retirement programs available to our executive officers and are offered to provide compensation opportunities competitive with those commonly made available by other companies in our industry.

Stock Ownership Guidelines. The Committee believes that stock ownership by management closely aligns the interests of management with those of our shareholders. As of January 1, 2013, the Committee approved new stock ownership guidelines for executives and key employees. These guidelines require executives and key employees to meet specific ownership limits as a multiple of base salary. The guidelines applicable to our named executive officers and other officers and key employees are as follows:

Position	&zwsp;	Equity Guideline
Chief Executive Officer	&zwsp;	5 × base salary
Executive Vice President		3 × base salary
Other executive officers, including Vice Presidents, Business Unit Presidents, and certain other executives designated by the CEO	&zwsp;	1 × base salary

Under the guidelines, executives have five years from adoption (January 2012) or the date they are appointed to an office to achieve the applicable ownership requirement. If the applicable target changes because of a change in title or salary, the executive will have five years from the next January 1st to acquire any additional shares needed to meet the guidelines. Currently, all of our named executive officers own at least the guideline amount, or Chemtura expects such employees will obtain the requisite share ownership within the allotted time frame.

Once achieved, ownership of the minimum requirement must be maintained for as long as the executive is subject to the guidelines, though a failure to maintain the requisite ownership due to fluctuations in the value of Chemtura stock will not by itself violate the guidelines. In calculating an executive's equity ownership, restricted stock, RSUs and other positions for which beneficial ownership (as defined under Section 16 of the Securities Exchange Act of 1934) would be attributed will be included, but stock options and unvested/unearned performance shares will not count towards the minimum ownership requirement. The value of an executive's position is based on a rolling 13- month average of market prices. The complete guidelines may be viewed on our Web site at www.chemtura.com.

With limited exceptions, executives will generally be prohibited from selling shares if they would not meet the ownership requirement after sale. This includes shares received on exercise of stock options or vesting of other equity awards. Permitted exceptions include sales to pay for the exercise price of stock options, to cover taxes associated with the equity awards, or (in extraordinary circumstances) with permission of the Committee.

Clawback Policy. On December 10, 2012, the Committee adopted a Clawback Policy. This policy provides, among other things, that each current or former executive officer must repay to the Company any cash bonus or other incentive-based compensation (other than time-based stock options) received by the executive officer based on the Company's financial results for any fiscal period beginning on or after January 1, 2013 if and to the extent:

■
the incentive payment was based on the achievement of financial results that, within three years after the payment of the incentive payment, become the subject of a restatement of the Company's financial statements due to material noncompliance by the Company with any financial reporting requirement under applicable securities laws;

■
the amount of the incentive payment that would have been received had the financial results been properly reported would have been lower than the amount actually received; and

■
the Board determines, in its sole discretion, that it is in the best interests of the Company and its shareholders to seek repayment of all or a portion of the incentive payment.

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Employment Agreements with our Named Executive Officers. We have employment agreements with each of our named executive officers which specify minimum base compensation and annual bonus opportunities and provide certain severance and change in control benefits. These employment agreements are described under Employment Agreements on page 40. The Committee believes that these employment agreements are an important element of our executive officers' compensation packages in order to be competitive with other companies that compete with us for executive officer talent.

Advisory Vote on Executive Compensation.

Chemtura holds an annual advisory vote on a resolution to approve the compensation of our named executive officers. When setting compensation, and in determining compensation policies and practices, the Committee gives careful consideration to the results of this advisory vote. At the 2013 Annual Shareholders' Meeting, 97.1% of votes cast approved Chemtura's compensation program for our named executive officers. The Committee also received comments from shareholders during the period leading up to and following the 2013 Annual Meeting, including feedback on our compensation program, regulatory changes, evolving compensation practices, the economic environment and our financial and operational performance. The Committee took into consideration the results of the advisory vote and other shareholder input by continuing to emphasize the core objectives underlying Chemtura's executive compensation program. We value the opinions of our shareholders.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code generally provides that certain kinds of compensation in excess of $1 million in any single year paid to the CEO and the three other most highly compensated executive officers (other than our principal financial officer) are not deductible for federal income tax purposes unless the compensation qualifies as "performance-based compensation" under a program or arrangement that has been disclosed to and approved by shareholders. Performance-based compensation qualifying under Section 162(m), among other requirements, must be payable only upon the attainment of pre-established, objective performance goals that were established by a Board committee consisting only of outside directors. The Committee's policy is to obtain deductibility to the extent possible while maintaining flexibility in compensating executive officers to promote varying corporate goals. Subject to approval by shareholders at the annual meeting, the Company has adopted the Senior Executive Bonus Plan to allow, to the extent possible, the Company to deduct the amount of the payouts from our reported income under Section 162(m). The Committee, in the exercise of its business judgment, will determine award amounts and whether or not to make awards that satisfy the "qualified performance-based" requirements of Section 162(m) in order to maximize tax deductibility of executive compensation.

When determining amounts and forms of compensation grants to executive officers and employees, the Committee considers the accounting cost associated with the grants. The accounting expense of equity awards to employees is calculated in accordance with Accounting Standards Codification ("ASC") Topic 718, Compensation – Stock Compensation ("ASC 718"). For a discussion of the assumptions and methodologies used to calculate the expense of equity awards, see Note 13 – Stock Incentive Plans to our Consolidated Financial Statements in our 2012 Form 10-K. The Committee believes, however, that the advantages of equity compensation programs, as discussed above, outweigh the non-cash expense associated with them.

Sections 4999 and 280G, respectively, of the Internal Revenue Code impose an excise tax on payments to executives and disallow a tax deduction by Chemtura for severance and other payments made to certain executives in connection with a change in control, to the extent the payments exceed specified limits in the Internal Revenue Code. We have designed our severance and change in control arrangements to eliminate or minimize the potential adverse impact of under Sections 280G and 4999.

Chemtura Corporation

2014 Proxy Statement  |  33

Executive Compensation Information

Summary Compensation Table

The table below presents information as of December 31, 2013, 2012 and 2011 regarding compensation earned by or awarded to each of our named executive officers for services rendered in those years as required by SEC regulations. These officers consist of the Chief Executive Officer, the Chief Financial Officer and each of the three other most highly compensated executive officers as of December 31, 2013.

While reviewing the information presented in the Summary Compensation Table it should be noted that, as a result of the sequencing of equity incentive compensation awards in connection with our emergence from Chapter 11, the Stock Awards and Stock Options amounts for 2011 include awards under three distinct plans: the 2010 EIP, the EAP, and the annual 2011 equity awards. These represent compensation attributable to multiple years and, in the case of the 2010 EIP and EAP, awarded based on plans established during our Chapter 11 reorganization. For additional information, see Sequencing of Long-Term Incentive Compensation on page 31. Also, note that under applicable accounting and disclosure requirements, Stock Awards and Stock Options are reflected based on grant date fair values which may vary from the actual value the named executive officers receive.

Name of Executive Principal Position	Year	&zwsp;	Base Salary ($) (1)	Stock Awards ($) (2)	Stock Options ($) (2)	&zwsp;	Non -Equity Incentive ($) (3)	Change in Value of Nonqualified Deferred Compensation ($) (4)	All Other Compensation ($) (5)	&zwsp;	Total ($)
Craig Rogerson	2013	&zwsp;	1,079,135	2,796,776	1,272,151	&zwsp;	-	-	130,182	&zwsp;	5,278,244
Chairman, President & CEO	2012	&zwsp;	1,079,135	3,881,463	1,483,114	&zwsp;	1,023,493	27,467	119,685	&zwsp;	7,614,357
	2011	&zwsp;	1,000,000	6,301,264	4,605,975	&zwsp;	850,000	72	228,057	&zwsp;	12,985,368
Stephen Forsyth	2013		524,008	599,313	272,602		-	-	55,591		1,451,514
EVP & Chief Financial Officer	2012		524,008	840,993	321,342		347,892	68,438	52,063		2,154,736
	2011		486,827	1,585,319	1,171,002		289,715	(20,472)	94,162		3,606,553
Chet Cross	2013	&zwsp;	438,450	439,502	199,908	&zwsp;	-	-	979,501	&zwsp;	2,057,361
EVP, Supply Chain and Operations	2012	&zwsp;	432,485	668,494	255,423	&zwsp;	275,090	7,631	43,111	&zwsp;	1,682,234
	2011	&zwsp;	387,885	1,184,265	772,922	&zwsp;	250,000	(1,750)	81,282	&zwsp;	2,674,604
Billie Flaherty	2013		410,890	439,502	199,908		-	-	44,448		1,094,748
EVP, General Counsel & Secretary	2012		401,425	612,415	234,004		230,700	1,069	36,938		1,516,551
	2011		372,077	893,385	666,678		159,639	-	33,562		2,125,341
Alan Swiech	2013	&zwsp;	372,021	399,533	181,734	&zwsp;	-	-	37,938	&zwsp;	991,226
EVP, Human Resources &	2012	&zwsp;	357,615	547,717	209,287	&zwsp;	205,522	5,713	32,146	&zwsp;	1,358,000
Support Services	2011	&zwsp;	327,596	749,755	540,230	&zwsp;	141,479	2	58,060	&zwsp;	1,817,122
(1)
Amounts reported in this column include amounts deferred under Chemtura's 401(k) Plan in each year and under Chemtura's non-qualified Supplemental Savings Plan (the "SSP") for the following years: Mr. Rogerson, 2011-2013; Mr. Forsyth, 2011-2013; Mr. Cross, 2011-2013; Ms. Flaherty, 2012-2013; and Mr. Swiech, 2011-2013. For additional information on SSP contributions, see the 2013 Non-Qualified Deferred Compensation Table on page 39.

(2)
In accordance with SEC rules, we calculated the amounts shown in these columns to reflect the aggregate grant date fair value, calculated in accordance with ASC 718, excluding the effect of estimated forfeitures, and, with respect to performance shares, based upon the probable outcome of the performance conditions on the grant date. For a discussion of the assumptions and methodologies used to calculate the amounts referred to above, see Stock Incentive Plans, Note 13 to our Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2013 (the "2013 Form 10-K"). Amounts reported in these columns for 2011 include the grant date fair value of RSUs and options awarded under the 2010 EIP and the LTIP annual grant program on March 10, 2011, and of common stock approved under the EAP on March 3, 2011. The grant date fair value of the EAP awards was based on the assumption that the maximum Consolidated EBITDA level would be achieved and that each named executive officer would be awarded their maximum number of shares (without giving effect to any forfeitures). Because Consolidated EBITDA for 2011 fell short of the maximum Consolidated EBITDA level, only 57% of the maximum EAP award was actually delivered to each participant. Accordingly, the reported grant date fair value for EAP awards is

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  larger than the value of the shares ultimately delivered. For a more detailed discussion of timing issue relating to the emergence equity grants, see Sequencing of Long-Term Incentive Compensation on page 31. For the 2013 performance share grants, the value of the awards at the grant date assuming that the highest level of performance conditions will be achieved, would be as follows: Mr. Rogerson – $2,100,020; Mr. Forsyth – $450,016; Mr. Cross – $330,009; Ms. Flaherty – $330,009; Mr. Swiech – $299,997.

(3)
Amounts reported in this column are annual performance-based cash incentives under our MIP that are subject to pre-established performance measures. For 2013, because the firm did not achieve the threshold level of Consolidated Operating Income specified in the 2013 MIP, no amounts were payable as cash incentive awards to the named executive officers. See Annual Performance-Based Cash Incentive Compensation on page 26.

(4)
Under SEC rules, only above-market or preferential earnings is required to be disclosed under this column. Amounts reported in this column for 2011 and 2012 comprised all earnings to the SSP accounts of the named executive officers, although such earnings were not above-market or preferential. For further discussion of the SSP, see Other Compensation Elements on page 32.The amount shown for Mr. Swiech for 2012 includes $3,909 in increase in value attributable to calendar year 2011 but not credited to Mr. Swiech until 2012.

(5)
The following table describes the components of the All Other Compensation column for 2013. Amounts reported in the column titled Chemtura Contributions to DC Plans include Chemtura contributions to the 401(k) Plan and the SSP. For further discussion of those plans, see Other Compensation Elements on page 32. Payments to Mr. Cross reported in the column titled Relocation Compensation include amounts associated with his relocation to the Company's offices in Shanghai, Peoples Republic of China on temporary assignment. These included reimbursements of taxes paid in China ($230,791), health and welfare benefits ($12,971), utility payments ($3,696), car lease payments ($27,590), driver service ($19,531), housing costs ($124,992), taxable relocation costs ($58,059), Cola/hardship allowances ($139,760), tax consulting fees ($12,786), and tax equalization and gross up payments (offset by hypothetical taxes which would have been paid in the US absent the relocation) ($308,156). For a further discussion of these relocation arrangements, see Employment Agreements on page 40.

Executive	&zwsp;	Chemtura Contribution to DC Plans ($)	&zwsp;	Personal Umbrella Insurance ($)	&zwsp;	Group Term Life ($)	&zwsp;	Relocation Compensation ($)	&zwsp;	Total ($)
Craig Rogerson	&zwsp;	125,910	&zwsp;	1,950	&zwsp;	2,322	&zwsp;	-	&zwsp;	130,182
Stephen Forsyth		52,194		1,075		2,322		-		55,591
Chet Cross	&zwsp;	37,771	&zwsp;	1,075	&zwsp;	2,322	&zwsp;	938,333	&zwsp;	979,501
Billie Flaherty		41,051		1,075		2,322		-		44,448
Alan Swiech	&zwsp;	34,541	&zwsp;	1,075	&zwsp;	2,322	&zwsp;	-	&zwsp;	37,938

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2013 Grants of Plan-Based Awards

The following table sets forth information regarding cash incentive and equity performance-based incentive compensation awarded to our named executive officers in 2013 under our annual Management Incentive Plan (MIP) and Long-Term Incentive Plan (LTIP). Awards under the LTIP include stock options (LTIP Options), restricted stock units (LTIP RSUs), and performance shares (LTIP PS's)

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards (2)				Estimated Future Payouts Under Equity Incentive Plan Awards (3)				All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise Price of Option		Full Grant Date Fair
Executive Award	Grant Date(1)	Approval Date(1)	&zwsp;	Threshold ($)	Target ($)	Maximum ($)	&zwsp;	Threshold (#)	Target (#)	Maximum (#)	&zwsp;	Units (#) (4)	Options (#) (4)	Awards ($/ Sh)	&zwsp;	Value ($)
Craig Rogerson			&zwsp;				&zwsp;				&zwsp;				&zwsp;
MIP			&zwsp;	-	1,075,000	2,150,000	&zwsp;				&zwsp;				&zwsp;
LTIP Options	3/1/13	2/21/13	&zwsp;				&zwsp;				&zwsp;		128,241	20.50	&zwsp;	1,272,151
LTIP RSUs	3/1/13	2/21/13	&zwsp;				&zwsp;				&zwsp;	68,293			&zwsp;	1,400,007
LTIP PS's	3/1/13	2/21/13	&zwsp;				&zwsp;	-	51,220	102,440	&zwsp;				&zwsp;	1,396,769
Stephen Forsyth
MIP				-	365,400	730,800
LTIP Options	3/1/13	2/21/13											27,480	20.50		272,602
LTIP RSUs	3/1/13	2/21/13										14,634				299,997
LTIP PS's	3/1/13	2/21/13						-	10,976	21,952						299,316
Chet Cross			&zwsp;				&zwsp;				&zwsp;				&zwsp;
MIP			&zwsp;	-	305,739	611,478	&zwsp;				&zwsp;				&zwsp;
LTIP Options	3/1/13	2/21/13	&zwsp;				&zwsp;				&zwsp;		20,152	20.50	&zwsp;	199,908
LTIP RSUs	3/1/13	2/21/13	&zwsp;				&zwsp;				&zwsp;	10,732			&zwsp;	220,006
LTIP PS's	3/1/13	2/21/13	&zwsp;				&zwsp;	-	8,049	16,098	&zwsp;				&zwsp;	219,496
Billie Flaherty
MIP				-	247,762	495,524
LTIP Options	3/1/13	2/21/13											20,152	20.50		199,908
LTIP RSUs	3/1/13	2/21/13										10,732				220,006
LTIP PS's	3/1/13	2/21/13						-	8,049	16,098						219,496
Alan Swiech			&zwsp;				&zwsp;				&zwsp;				&zwsp;
MIP			&zwsp;	-	226,658	453,317	&zwsp;				&zwsp;				&zwsp;
LTIP Options	3/1/13	2/21/13	&zwsp;				&zwsp;				&zwsp;		18,320	20.50	&zwsp;	181,734
LTIP RSUs	3/1/13	2/21/13	&zwsp;				&zwsp;				&zwsp;	9,756			&zwsp;	199,998
LTIP PS's	3/1/13	2/21/13	&zwsp;				&zwsp;	-	7,317	14,634	&zwsp;				&zwsp;	199,535
(1)
See Long-Term Incentive Compensation – Policies Regarding the Grant of Equity Awards on page 30 for more information on how our Committee approves and grants equity awards.

(2)
Amounts reported in these columns represent the possible target and maximum payouts under the MIP for 2013. Possible payouts under the MIP range from $0, if the threshold is not met, to the maximum payout possible, and amounts assume all performance measurements are achieved at maximum or outstanding levels. The MIP is an annual cash incentive opportunity and, therefore, these awards are earned in the year of grant. See the column captioned Non-Equity Incentive in the Summary Compensation Table on page 34 for the actual payouts to the 2013 MIP. See also the discussion of Annual Performance-Based Cash Incentive Compensation on page 26.

(3)
Amounts reported in these columns represent the possible target and maximum payouts for performance shares awarded during 2013 under the LTIP. The number of shares that vest is based on Chemtura's total shareholder return relative to all companies in the Russell 3000 Index over the three years ending December 31, 2015. At the end of the three-year performance period, the actual award, delivered as Chemtura common stock, can range from 0% to 200% of the original grant. Performance shares settle on March 1, 2016.

(4)
Amounts reported in these columns represent stock options and RSUs granted under the LTIP. These vest in three equal installments on March 1, 2014, March 1, 2015 and March 1, 2016.

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Outstanding Equity Awards at 2013 Fiscal Year-End

The following table presents information regarding the outstanding equity awards held by each of our named executive officers as of December 31, 2013 and reflects the closing market price of $27.92 on that date:

	&zwsp;					&zwsp; Stock Awards(1)
	&zwsp; &zwsp;	Option Awards(1)				&zwsp; &zwsp;	Restricted Stock Units		&zwsp; &zwsp;	Performance Shares

Executive Plan (Grant Date)	&zwsp;	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# not exercisable)	Option Exercise Price ($)	Option Expiration Date	&zwsp;	Number of Units of Stock That Have Not Vested (#)	Market Value of Units of Stock that Have Not Vested ($)	&zwsp;	Number of Unearned Performance Units of Stock That Have Not Vested (#)	Market Value of Units of Stock That Have Not Vested ($)
Craig Rogerson	&zwsp;					&zwsp;			&zwsp;
2009 EIP (11/10/10)	&zwsp;	183,223		15.50	11/10/20	&zwsp;			&zwsp;
2010 EIP (3/10/11)	&zwsp;	151,332		16.03	3/10/21	&zwsp;			&zwsp;
2011 LTIP (3/10/11)	&zwsp;	263,804	131,902	16.03	3/10/21	&zwsp;	35,767	998,615	&zwsp;
2012 LTIP (3/1/12)	&zwsp;	60,703	121,406	15.38	3/1/22	&zwsp;	87,776	2,450,706	&zwsp;	73,147	2,042,264
2013 LTIP (3/1/13)	&zwsp;		128,241	20.50	3/1/23	&zwsp;	68,293	1,906,741	&zwsp;	51,220	1,430,062

Total	&zwsp;					&zwsp;	191,836	5,356,062	&zwsp;	124,367	3,472,326
Stephen Forsyth
2009 EIP (11/10/10)		45,805		15.50	11/10/20
2010 EIP (3/10/11)		37,833		16.03	3/10/21
2011 LTIP (3/10/11)		67,484	33,743	16.03	3/10/21		9,150	255,468
2012 LTIP (3/1/12)		13,152	26,305	15.38	3/1/22		19,018	530,983		15,849	442,504
2013 LTIP (3/1/13)			27,480	20.50	3/1/23		14,634	408,581		10,976	306,450

Total							42,802	1,195,032		26,825	748,954
Chet Cross	&zwsp;					&zwsp;			&zwsp;
2009 EIP (11/10/10)	&zwsp;	14,658		15.50	11/10/20	&zwsp;			&zwsp;
2010 EIP (3/10/11)	&zwsp;	30,266		16.03	3/10/21	&zwsp;			&zwsp;
2011 LTIP (3/10/11)	&zwsp;	41,104	20,552	16.03	3/10/21	&zwsp;	5,573	155,598	&zwsp;
2012 LTIP (3/1/12)	&zwsp;	10,454	20,909	15.38	3/1/22	&zwsp;	15,118	422,095	&zwsp;	12,598	351,736
2013 LTIP (3/1/13)	&zwsp;		20,152	20.50	3/1/23	&zwsp;	10,732	299,637	&zwsp;	8,049	224,728

Total	&zwsp;					&zwsp;	31,423	877,330	&zwsp;	20,647	576,464
Billie Flaherty
2009 EIP (11/10/10)		23,819	-	15.50	11/10/20
2010 EIP (3/10/11)		21,186	-	16.03	3/10/21
2011 LTIP (3/10/11)		38,650	19,325	16.03	3/10/21		5,241	146,329
2012 LTIP (3/1/12)		9,577	19,156	15.38	3/1/22		13,850	386,692		11,541	322,225
2013 LTIP (3/1/13)			20,152	20.50	3/1/23		10,732	299,637		8,049	224,728

Total							29,823	832,658		19,590	546,953
Alan Swiech	&zwsp;					&zwsp;			&zwsp;
2009 EIP (11/10/10)	&zwsp;	20,154		15.50	11/10/20	&zwsp;			&zwsp;
2010 EIP (3/10/11)	&zwsp;	18,160		16.03	3/10/21	&zwsp;			&zwsp;
2011 LTIP (3/10/11)	&zwsp;	30,674	15,338	16.03	3/10/21	&zwsp;	4,159	116,119	&zwsp;
2012 LTIP (3/1/12)	&zwsp;	8,566	17,132	15.38	3/1/22	&zwsp;	12,386	345,817	&zwsp;	10,322	288,190
2013 LTIP (3/1/13)	&zwsp;		18,320	20.50	3/1/23	&zwsp;	9,756	272,388	&zwsp;	7,317	204,291

Total	&zwsp;					&zwsp;	26,301	734,324	&zwsp;	17,639	492,481

Chemtura Corporation

2014 Proxy Statement  |  37

(1)
Unvested options, RSUs and performance shares become exercisable or vested (and, where applicable, expire) in accordance with the schedules below, subject to performance conditions and accelerated vesting under certain circumstances described under Long-Term Incentive Compensation on page 30:

		&zwsp;	Stock Options		&zwsp; &zwsp;	Restricted Stock Units	&zwsp;	Performance Shares

Plan	Grant Date	&zwsp;	vest and become exercisable:	expire if unexercised on:	&zwsp;	vest and are delivered:	&zwsp;	become eligible for vesting and delivery:	based on performance over period:
2011 LTIP	3/10/11	&zwsp;	1/3 on 3/10/12 1/3 on 3/10/13 1/3 on 3/10/14	3/10/21	&zwsp;	1/3 on 3/10/12 1/3 on 3/10/13 1/3 on 3/10/14	&zwsp;
2012 LTIP	3/1/12		1/3 on 3/1/13 1/3 on 3/1/14 1/3 on 3/1/15	3/1/22		1/3 on 3/1/13 1/3 on 3/1/14 1/3 on 3/1/15		100% on 3/1/15	1/1/12 to 12/31/14
2013 LTIP	3/1/13	&zwsp;	1/3 on 3/1/14 1/3 on 3/1/15 1/3 on 3/1/16	3/1/23	&zwsp;	1/3 on 3/1/14 1/3 on 3/1/15 1/3 on 3/1/16	&zwsp;	100% on 3/1/16	1/1/13 to 12/31/15

Option Exercises and Stock Vested

The following table presents information regarding option and stock awards vested and exercised for each of our named executive officers during fiscal 2013. No portion of the shares acquired by the named executive officers was deferred and, except for shares withheld to satisfy tax withholding obligations, none of the shares of common stock delivered upon vesting of the stock awards were disposed of by the named executive officers.

	&zwsp;	Option Awards			&zwsp;	Stock Awards

Executive	&zwsp;	Number of Shares Acquired on Exercise (#)	&zwsp;	Value Realized on Exercise ($)	&zwsp;	Number of Shares Acquired on Vesting (#)	&zwsp;	Value Realized on Vesting ($)
Craig Rogerson	&zwsp;	-	&zwsp;	-	&zwsp;	105,647	&zwsp;	2,256,491
Stephen Forsyth		-		-		25,158		538,782
Chet Cross	&zwsp;	-	&zwsp;	-	&zwsp;	18,330	&zwsp;	391,177
Billie Flaherty		-		-		15,803		337,066
Alan Swiech	&zwsp;	-	&zwsp;	-	&zwsp;	13,471	&zwsp;	286,813

Pension Benefits

None of our named executive officers participate or have account balances in qualified defined benefit plans sponsored by the Company.

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2013 Nonqualified Deferred Compensation

The following table summarizes the cash compensation deferred by our named executive officers under the non-qualified Chemtura Corporation Supplemental Savings Plan (the "SSP") and Chemtura's contributions to the SSP:

Executive	&zwsp;	Executive Contributions in Last Fiscal Year ($)(1)	&zwsp;	Chemtura Contributions in Last Fiscal Year ($)(2)	&zwsp;	Aggregate Earnings in Last Fiscal Year ($)	&zwsp;	Aggregate Withdrawals / Distributions ($)	&zwsp;	Aggregate Balance at Last FYE ($)(3)
Craig Rogerson	&zwsp;	110,610	&zwsp;	110,610	&zwsp;	144,097	&zwsp;	-	&zwsp;	1,124,284
Stephen Forsyth		41,694		41,694		169,090		-		705,628
Chet Cross	&zwsp;	24,700	&zwsp;	24,700	&zwsp;	21,880	&zwsp;	-	&zwsp;	201,343
Billie Flaherty		25,751		25,751		9,188		-		98,841
Alan Swiech	&zwsp;	22,797	&zwsp;	19,540	&zwsp;	30,374	&zwsp;	-	&zwsp;	144,108
(1)
Amounts listed in this column are included in Base Salary for 2013 in the Summary Compensation Table on page 34.

(2)
Amounts listed in this column are included in the All Other Compensation column of the Summary Compensation Table on page 34.

(3)
Balances listed in this column include the following amounts which were reported in the Summary Compensation Table in previous years: Mr. Rogerson – $758,967; Mr. Forsyth – $453,150; Mr. Cross – $130,063; Ms. Flaherty – $38,151; and Mr. Swiech – $71,397, plus earnings on those amounts.

Eligible executives, including named executive officers, may elect to defer receipt of up to 20% of their eligible cash compensation into the SSP and may receive matching and other contributions from Chemtura on a portion of these deferrals. This plan is intended to provide benefits similar to the benefits available under the 401(k) Plan for eligible compensation that is above the limits imposed by the Internal Revenue Code on contributions to the 401(k) Plan. Contributions are held in a rabbi trust and remain assets of Chemtura, subject generally to the claims of Chemtura's creditors. A participant's or beneficiary's right to receive a payment or benefit under the SSP is no greater than the right of an unsecured general creditor of Chemtura.

Participants may invest their compensation deferrals into similar choices as those available in the 401(k) Plan, except where precluded by law. No preferential earnings are paid to participants, including named executive officers. At the time of election to defer amounts, the plan participant determines the form of distribution for future payout. The participant has the option of receiving payouts in the form of a lump sum, or a five-year or ten-year installment payout. Vesting for Chemtura contributions is the same as under the 401(k) Plan; immediate vesting for Chemtura match. Upon the employee's termination from Chemtura, death, disability or other future date specified by the employee, the amounts contributed to the SSP, plus any deemed investment earnings on these amounts, are paid out to the employee. Payout may be subject to a six-month waiting period in accordance with Section 409A of the Internal Revenue Code. Amounts deferred into the SSP and earnings on those amounts are not taxed as income to the participant until paid out at the end of the deferral period. In the event a change in control of Chemtura occurs (as defined in the SSP), accelerated payout of deferral balances will occur for all participants in the plan.

Chemtura Corporation

2014 Proxy Statement  |  39

Employment Agreements

Chemtura is party to employment agreements dated November 10, 2010 with each of our named executive officers (the "Employment Agreements"). The Employment Agreements were approved by the Bankruptcy Court. In keeping with current best practices, each of our named executive officers entered into amendments to their Employment Agreement on March 9, 2011 to eliminate Section 280G excise tax gross-up provisions and remove the perquisite allowance from the calculation of severance. Additionally, on April 1, 2011 each of our named executive officers agreed to irrevocably and permanently waive their right to receive any minimum annual equity awards. Each of our named executive officers has also acknowledged and agreed to be bound by the terms of the newly-adopted clawback policy. The descriptions of the Employment Agreements set out below reflect these amendments and waivers.

The Employment Agreements provide for the employment of each executive officer in specified positions for terms of employment continuing until December 31, 2014, subject to automatic 12-month extensions until terminated by either party (the "Employment Term"). They specify minimum annual base salaries and, to the extent earned based on performance against objective criteria, minimum annual cash bonus opportunities. The positions and minimum salaries and bonus opportunities as set out in the Employment Agreements are as follows:

Executive	&zwsp;	Position	&zwsp;	Minimum Annual Base Salary ($)	&zwsp;	Minimum Annual Bonus Opportunity ($)
Craig Rogerson	&zwsp;	President and Chief Executive Officer	&zwsp;	1,000,000	&zwsp;	100%
Stephen Forsyth		Executive Vice President and Chief Financial Officer		475,000		70%
Chet Cross	&zwsp;	Executive Vice President, Group President Engineered and Performance Industrial Products	&zwsp;	380,000	&zwsp;	70%
Billie Flaherty		Senior Vice President, General Counsel and Corporate Secretary		350,000		50%
Alan Swiech	&zwsp;	Senior Vice President, Human Resources and Support Services	&zwsp;	300,000	&zwsp;	50%

Actual base salaries are subject to periodic adjustment, and have been increased by the Committee as described under Base Salary on page 25. The MIP bonus program and current actual award opportunities are described further under Annual Performance-Based Cash Compensation on page 26.

Under the Employment Agreements, equity awards consisting of RSUs and stock options have been granted to each named executive officer under the 2009 EIP and the 2010 EIP and awards of common stock have been granted under the EAP. These grants are described under Long-Term Incentive Compensation on page 30. Future rights to any minimum annual equity award under the Employment Agreements have been waived by each named executive officer.

The Employment Agreements entitle the executives, during the Employment Term, to paid vacation in accordance with the applicable policies of Chemtura, and to participate in such medical, dental and life insurance, retirement and other plans as Chemtura may have or establish from time to time on terms and conditions applicable to other senior executives of Chemtura generally.

Pursuant to the Employment Agreements, each of the named executives also entered into a Confidentiality and IP Agreement and a Non-Compete Agreement with Chemtura, whereby the executive agreed to certain restrictions on their use of confidential information and intellectual property of Chemtura, as well as to refrain from solicitation of Chemtura employees and competition with Chemtura for certain periods during and following the Employment Term.

The Employment Agreements also contain provisions providing for benefits under certain circumstances upon termination of an executive's employment. These are described below under Potential Payments on Termination or Change in Control.

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In January 2013, Mr. Cross relocated to the Company's offices in Shanghai, People's Republic of China on temporary assignment. In connection with this relocation, on December 10, 2012, the Committee approved the payment of certain expenses to Mr. Cross pursuant to the Company's reimbursement policy on relocation and temporary international assignment, which is applicable to eligible employees who relocate at the Company's request. Mr. Cross will receive the following compensation: (i) annual cost of living allowance of $52,406; (ii) annual location allowance of $87,354; (iii) reimbursement of various relocation expenses and other associated costs and incremental costs of housing, living, transportation, tax preparation assistance and other associated costs (not to exceed $350,000 annually); and (iv) tax equalization and gross-up payments to ensure that Mr. Cross bears a tax burden that would be comparable to his U.S. tax burden on income that is not related to the international relocation and temporary assignment (estimated at $535,000 annually). Mr. Cross will remain financially responsible (and will receive no tax gross-up payments) for the amount of taxes he would have incurred had he continued to live and work in the U.S. Actual compensation for 2013 associated with these arrangements is reflected under Relocation Compensation in Note 5 to the Summary Compensation Table on page 34.

Potential Payments upon Termination or Change in Control

Certain of our executive officers are eligible to receive benefits in the event their employment is terminated by Chemtura without Cause, or by the executive for Good Reason, or upon their retirement, disability or death. The benefits to which each of our named executive officers is entitled are governed by their respective Employment Agreement. Certain terms used in this section including Change in Control, Cause and Good Reason have specific meanings defined in the Employment Agreements.

Set out below are calculations as of December 31, 2013 of the estimated benefits our named executive officers would receive in various situations. Although the calculations are intended to provide reasonable estimates of the potential benefits, they are based on numerous assumptions and may not represent the actual amount an executive would receive if an eligible termination event were to occur. In addition to the amounts disclosed in the following sections, each executive would retain the amounts which he or she has earned or accrued over the course of his or her employment prior to the termination event, and would receive any amounts accrued but unpaid through the date of termination. All amounts payable under the Employment Agreements beyond accrued benefits are subject to the executive's execution of a release of claims in favor of Chemtura.

Termination by Chemtura without Cause or by the Executive with Good Reason. If a named executive's employment is terminated by Chemtura without Cause or by the executive with Good Reason (an "involuntary termination"), the benefits received will depend on whether the involuntary termination is in connection with a Change in Control.

■
No Change in Control. If the involuntary termination is not in connection with a Change in Control, the executive will receive the following benefits:

    ■
    Cash Severance. Over a 12-month period following termination, Chemtura will pay the executive severance totaling the product of (x) 2.0 for Mr. Rogerson, 1.5 for Mr. Forsyth, or 1.0 for each other named executive, and (y) the sum of the executive's base salary and target bonus;

    ■
    Pro-rated Bonus. Chemtura will pay the executive a bonus for the calendar year in which the termination occurs pro-rated based on the number of days the executive was employed during that year, based on full-year performance, and paid at the same time as bonuses are paid to other Chemtura employees;

    ■
    Stock Options, RSUs and Performance Shares. All vested outstanding equity awards will remain outstanding and exercisable, if applicable, through their stated expiration dates; unvested awards will be cancelled;

    ■
    Welfare Benefits. The executive and his or her covered dependents will be entitled to continued participation for 2.0 years (for Mr. Rogerson), 1.5 years (for Mr. Forsyth), or 1.0 years (for each other named executive), in such medical, dental, and hospitalization insurance coverage as is in place immediately prior to termination; and

    ■
    Outplacement. The executive will receive outplacement services.

Chemtura Corporation

2014 Proxy Statement  |  41

The table below sets forth the estimated benefits each of our named executive officers would receive under these provisions if the termination occurred on December 31, 2013.

	&zwsp;	Cash Severance ($)	Prorated Bonus ($)	&zwsp;	Stock Options ($)	RSUs ($)	Performance Shares ($)	&zwsp;	Welfare Benefits ($)	Out- placement ($)	&zwsp;	Total ($)
Craig Rogerson	&zwsp;	4,300,000	-	&zwsp;	-	-	-	&zwsp;	30,494	25,000	&zwsp;	4,355,494
Stephen Forsyth		1,331,100	-		-	-	-		22,888	20,000		1,373,988
Chet Cross	&zwsp;	742,509	-	&zwsp;	-	-	-	&zwsp;	15,270	20,000	&zwsp;	777,779
Billie Flaherty		660,699	-		-	-	-		15,270	20,000		695,969
Alan Swiech	&zwsp;	604,422	-	&zwsp;	-	-	-	&zwsp;	9,118	20,000	&zwsp;	633,540
■
Change in Control. If the involuntary termination occurs within two years after a Change in Control or prior to a Change in Control, if the termination was at the request of a third party or otherwise in anticipation of a Change in Control, the executive will receive the following benefits:

    ■
    Lump Sum Cash Severance. The executive will receive a lump sum amount equal to the product of (x) 3.0 for Mr. Rogerson, or 2.0 for each other named executive, and (y) the sum of the executive's base salary and target bonus;

    ■
    Pro-rated Bonus. Chemtura will pay the executive a bonus for the calendar year in which the termination occurs pro-rated based on the number of days the executive was employed during that year, based on full-year performance, and paid at the same time as bonuses are paid to other Chemtura employees;

    ■
    Stock Options. Unvested stock options will accelerate and be immediately exercisable and all outstanding options will remain exercisable through their stated expiration dates;

    ■
    RSUs. Unvested RSUs will accelerate and be immediately vested;

    ■
    Performance Shares. Performance shares will accelerate and be immediately vested at target levels;

    ■
    Welfare Benefits. The executive and his or her covered dependents will be entitled to continued participation for 2.0 years (for Mr. Rogerson), 1.5 years (for Mr. Forsyth), or 1.0 years (for each other named executive), in such medical, dental, and hospitalization insurance coverage as is in place immediately prior to termination; and

    ■
    Outplacement. The executive will receive outplacement services.

The table below sets forth the estimated benefits each of our named executive officers would receive under these provisions if the termination occurred on December 31, 2013.

Executive	&zwsp;	Cash Severance ($)	Prorated Bonus ($)	&zwsp;	Accelerated Vesting of Stock Options ($)(1)	Accelerated Vesting of RSUs ($)(1)	Accelerated Vesting of Performance Shares ($)(1)	&zwsp;	Welfare Benefits ($)	Out- placement ($)	Reduction in Payment under Excise Tax Treatment ($)(2)	&zwsp;	Total ($)
Craig Rogerson	&zwsp;	6,450,000	-	&zwsp;	562,620	510,292	3,472,326	&zwsp;	30,494	25,000	-	&zwsp;	11,050,732
Stephen Forsyth		1,774,800	-		123,622	111,212	748,954		22,888	20,000	-		2,801,476
Chet Cross	&zwsp;	1,485,018	-	&zwsp;	91,916	83,836	576,464	&zwsp;	15,270	20,000	-	&zwsp;	2,272,504
Billie Flaherty		1,321,398	-		87,713	79,844	546,953		15,270	20,000	-		2,071,178
Alan Swiech	&zwsp;	1,208,845	-	&zwsp;	78,374	71,660	492,481	&zwsp;	9,118	20,000	-	&zwsp;	1,880,478
(1)
Assumes a closing price of Chemtura common stock of $27.92 per share – the closing price on December 31, 2013.

(2)
The amounts reported in this column reflect the reduction in payment to each executive as provided for in the Employment Agreement Amendments entered into with each of our named executive officers on March 9, 2011. Giving effect to these amendments, Chemtura may reduce any such parachute payments that would cause the executive to incur an excise tax if such reduced amount would provide a greater benefit to the executive than an unreduced payment that would be subject to an excise tax.

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Termination by the Company for Cause or by the Executive without Good Reason. No additional benefits are payable if a named executive's employment is terminated by Chemtura for Cause or by the executive without Good Reason.

Change in Control of Chemtura without Termination. No additional benefits are payable to our named executive officers solely upon a Change in Control of Chemtura, absent termination of employment.

Death or Disability. No additional benefits are payable to our named executive officers upon termination for death or disability. However, under the MIP as in effect for 2012 and 2013, if death or disability occurs following the end of the calendar year but prior to payment, the MIP award will be considered accrued and payable notwithstanding the executive's death or disability.

Retirement. No additional benefits are payable to our named executive officers solely upon a voluntary retirement. However, under the MIP as in effect for 2012 and 2013, if retirement occurs following the end of the calendar year but prior to payment, the MIP award will be considered accrued and payable notwithstanding the executive's termination of employment.

Executive and Key Employee Severance Plan

The Chemtura Corporation Executive and Key Employee Severance Plan, as amended and restated as of January 1, 2012 (the "Executive Severance Plan") provides for severance benefits in the event of certain terminations within 24 months following a change in control. All persons designated as executive officers by the Board, and certain other persons designated as key employees are eligible to participate upon execution of an acknowledgement and agreement form containing certain confidentiality, assignment of work product, non-competition and non-solicitation covenants and other provisions specified by Chemtura.

The Executive Severance Plan was amended and restated to limit application of that plan to circumstances involving a change in control, to reduce severance benefits payable under that plan, and to make other administrative changes. As so modified, following an involuntary termination without cause by Chemtura or by the participant for good reason, in either case within 24 months following a change in control, the participant will receive (a) a lump sum severance payment equal to the sum of his or her base salary and average annual bonus over the past three years, (b) a pro-rated bonus for the current year based on that three year average, (c) welfare benefits at the active employee rate for up to one year (or until eligible under another employer's plan), and (d) outplacement services up to $15,000.

The Executive Severance Plan does not affect severance provisions of individual employment contracts to which a participant is a party, and severance payable under that plan will be offset by payments under such contracts. As described above under Employment Agreements on page 40, each of the named executive officers is party to an Employment Agreement providing for greater severance benefits in the event of a termination following a change in control than is provided by the Executive Severance Plan. Accordingly, the Executive Severance Plan would not currently influence the severance benefits they may receive. However, under certain circumstances, including a situation where the named executive officer no longer had in place an effective Employment Agreement, their benefits on termination may also be governed by the Executive Severance Plan.

Chemtura Corporation

2014 Proxy Statement  |  43

Stock Ownership Information

The information presented below regarding beneficial ownership of Chemtura's common stock is presented in accordance with the rules of the SEC. Under these rules, beneficial ownership of common stock includes any shares to which a person, directly or indirectly, has or shares voting power or investment power within 60 days through the exercise of any stock option or other right.

Security Ownership of Certain Beneficial Owners

The following table sets forth the beneficial owners of more than 5% of Chemtura's outstanding common stock as of March 1, 2014:

Name and Address of Beneficial Owner	&zwsp;	Number of Shares Beneficially Owned	&zwsp;	Percent of Class	&zwsp;	Notes
BlackRock Inc. 40 East 52nd Street New York, NY 10022		5,973,585		6.23%		As reported on Schedule 13G/A filed with the SEC on January 28, 2014. According to the Schedule 13G/A, the reporting person has sole voting power over 5,662,293 of these shares and sole dispositive power with respect to all of these shares.
FMR LLC 245 Summer Street Boston, MA 02210	&zwsp;	11,254,319	&zwsp;	11.74%	&zwsp;
						As reported on Schedule 13G/A filed with the SEC on February 10, 2014. According to the Schedule 13G/A, the reporting person has sole voting power with respect to 1,093,670 shares and sole dispositive power with respect to all of these shares.
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355		5,384,713		5.62%
						As reported on Schedule 13G/A filed with the SEC on February 12, 2014. According to the Schedule 13G/A, the reporting person has sole voting power with respect to 138,424 shares, sole dispositive power with respect to 5,253,489 shares and shared dispositive power with respect to 131,224 shares.
York Capital Management Global Advisors, LLC 767 Fifth Avenue, 17th Floor New York, NY 10153	&zwsp;	6,318,808	&zwsp;	6.59%	&zwsp;
						As reported on Schedule 13G filed with the SEC on February 14, 2014. According to the Schedule 13G, the reporting person has sole voting power and sole dispositive power with respect to all of these shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Under SEC rules, our directors, executive officers and holders of more than 10% of our stock, if any, are required to file with the SEC reports of holdings and changes in beneficial ownership of our stock. We have reviewed copies of these SEC reports as well as other records and information. Based on that review, we believe that all reports were timely filed during 2013.

Equity Compensation Plan Information

The following table provides information about shares of Chemtura's common stock that may be issued upon the exercise of options, warrants and rights under our equity compensation plans as of December 31, 2013:

Plan Category	&zwsp;	Number of securities to be issued upon exercise of outstanding options, warrants and rights	&zwsp;	Weighted average exercise price of outstanding options, warrants and rights	&zwsp;	Number of securities for future issuance under equity compen- sation plans (excluding securities reflected in second column)
Equity compensation plans approved by the Bankruptcy Court, including the LTIP	&zwsp;	2.8 million	&zwsp;	$16.46	&zwsp;	4.9 million

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Security Ownership of Management

The following table sets forth information as of March 1, 2014 concerning shares of common stock beneficially owned by each director and named executive officer and by all directors and executive officers as a group. For this purpose, deferred shares deliverable under deferral programs, RSUs vesting, and options exercisable within 60 days of March 1, 2014 are considered beneficially owned. Information is also presented including deferred shares deliverable more than 60 days after March 1, 2014.

Name	Shares owned on March 1, 2014(1)	&zwsp;	Deferred shares deliverable within 60 days(2)	RSUs vesting within 60 days(3)	Options exercisable within 60 days(4)	&zwsp;	Total beneficial ownership	Percent of outstanding shares	&zwsp;	Deferred shares deliverable after 60 days(5)	Total ownership including deferred shares
Jeffrey Benjamin(6)	87,131	&zwsp;				&zwsp;	87,131	< 1%	&zwsp;		87,131
Timothy Bernlohr	42,131						42,131	< 1%			42,131
Anna Catalano	31,162	&zwsp;				&zwsp;	31,162	< 1%	&zwsp;		31,162
Chet Cross	52,984			5,573	134,206		192,763	< 1%			192,763
James Crownover	37,756	&zwsp;	8,389			&zwsp;	46,145	< 1%	&zwsp;		46,145
Robert Dover	31,292						31,292	< 1%			31,292
Billie Flaherty	47,315	&zwsp;		5,241	128,853	&zwsp;	181,409	< 1%	&zwsp;		181,409
Stephen Forsyth	116,282			9,150	220,329		345,761	< 1%			345,761
Jonathan Foster	9,250	&zwsp;	12,639			&zwsp;	21,889	< 1%	&zwsp;	10,242	32,131
Craig Rogerson	299,973			35,767	894,414		1,230,154	1.28%			1,230,154
Alan Swiech	40,994	&zwsp;		4,159	107,565	&zwsp;	152,718	< 1%	&zwsp;		152,718
John Wulff	28,026		5,852				33,878	< 1%		18,253	52,131
All directors and executive officers as a group (14 persons)	839,143	&zwsp;	26,880	61,845	1,537,461	&zwsp;	2,465,329	2.57%	&zwsp;	28,495	2,493,824

(1)
Represents shares beneficially owned on March 1, 2014, excluding shares deliverable under deferral programs, shares receivable upon vesting of RSUs and shares which may be acquired through exercise of stock options, in each case within 60 days of March 1, 2014.

(2)
Represents shares of common stock that have been deferred under Chemtura's non-employee directors deferral programs and may become deliverable within 60 days of March 1, 2014. Shares are in each case deliverable upon their separation from service. These deferred shares have no voting rights and are not subject to forfeiture. For additional information, refer to Directors Deferral Plan on page 15.

(3)
Represents restricted stock units that will vest within 60 days of March 1, 2014.

(4)
Represents options that were exercisable on March 1, 2014 and options that become exercisable within 60 days of March 1, 2014.

(5)
Represents shares of common stock that have been deferred under Chemtura's non-employee directors deferral programs and may become deliverable more than 60 days after March 1, 2014. Includes 5,852 shares which have been deferred by Mr. Foster to January 1, 2015, 4,390 shares deferred by Mr. Foster to January 1, 2016, and 18,253 shares deferred by Mr. Wulff to one year after separation from service. These deferred shares have no voting rights and are not subject to forfeiture. For additional information, refer to Directors Deferral Plan on page 15.

(6)
Includes 55,000 shares held by trusts for the benefit of family members of Mr. Benjamin. Beneficial ownership of these shares is disclaimed by Mr. Benjamin.

Chemtura Corporation

2014 Proxy Statement  |  45

Audit Committee

Audit Committee Report

The Audit Committee has reviewed and discussed with management the audited financial statements of Chemtura for the year ended December 31, 2013 (the "Audited Financial Statements"), management's assessment of the effectiveness of Chemtura's internal control over financial reporting, and the independent auditors' evaluation of Chemtura's system of internal control over financial reporting. In addition, the Audit Committee has discussed with KPMG LLP, which reports directly to the Audit Committee, the matters that independent registered public accounting firms must communicate to audit committees under applicable Public Company Accounting Oversight Board ("PCAOB") standards.

The Audit Committee has discussed with KPMG LLP its independence from Chemtura, including the matters contained in the written disclosures and letter required by applicable requirements of the PCAOB regarding independent registered public accounting firms' communications with audit committees about independence. The Audit Committee also has discussed with management of Chemtura and KPMG LLP such other matters and received such assurances from them as it deemed appropriate. The Audit Committee considered whether rendering of non-audit services by KPMG LLP to Chemtura is compatible with maintaining the independence of KPMG LLP from Chemtura.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Audited Financial Statements be included in Chemtura's Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC.

                      The Audit Committee of the Board of Directors

                      John K. Wulff (Chair)
                      Jeffery D. Benjamin
                      Timothy J. Bernlohr
                      Robert A. Dover

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46  |  Chemtura Corporation

Independent Registered Public Accounting Firm Fees for 2013 and 2012

Our independent registered public accounting firm for the calendar years ended December 31, 2013 and December 31, 2012 was KPMG LLP ("KPMG"). The aggregate fees billed by KPMG in 2013 and 2012 were as follows:

Amount Billed
		&zwsp;		&zwsp;
	Description of Professional Services	&zwsp; &zwsp;	2013 ($)	&zwsp; &zwsp;	2012 ($)
Audit Fees
	Audit fees consist of fees associated with the annual integrated audit of our consolidated financial statements and internal control over financial reporting included in our Form 10-K, the reviews of our quarterly consolidated financial statements included in our Forms 10-Q and statutory audits required in certain foreign jurisdictions and services that generally only its independent registered public accounting firm reasonably can provide, such as comfort letters, consents and assistance with and review of documents filed with the SEC. In 2013 and 2012, audit fees also included fees related to carve-out audits.	&zwsp;	4.7 million	&zwsp;	4.1 million
Audit-Related Fees	In 2013 and 2012 there were no audit-related services provided.		—		—
Tax Fees
	Tax fees consist of fees related to federal, state and local tax compliance, tax advice concerning acquisitions, divestitures and other transactions, as well as domestic and international tax planning. In 2013 and 2012, tax fees consisted primarily of tax consulting and advice as well as preparation of various tax returns.	&zwsp;	0.7 million	&zwsp;	1.1 million
All Other Fees	In 2013 and 2012 there were no 'other fees' incurred.		—		—
Total Fees		&zwsp;	5.4 million	&zwsp;	5.2 million

The Audit Committee has considered whether KPMG's provision of non-audit services is compatible with KPMG's independence and determined that KPMG's independence is not compromised by providing such services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

In accordance with the Audit Committee's charter, all services provided by KPMG must be approved by the Audit Committee. The Audit Committee has adopted a policy to annually pre-approve audit and permissible non-audit services provided by KPMG. This was done in 2013 based upon the audit and permissible non-audit services anticipated to be required for the year. Additional unforeseen or unexpected audit or permissible non-audit services to be performed by KPMG must be approved by the Audit Committee. However, the Audit Committee has delegated to its chair (and to such other members of the Audit Committee as the chair may designate) authority to review and, if appropriate, approve in advance any request for KPMG to provide additional audit or permissible non-audit services up to $100,000. Any such approval of additional services will be presented to the full Audit Committee for informational purposes at its next regularly held meeting. All audit and permissible non-audit services performed by KPMG during fiscal years 2013 and 2012 were approved by the Audit Committee in accordance with the established policies.

Chemtura Corporation

2014 Proxy Statement  |  47

Advisory Resolution to Approve Executive Compensation	(Item No. 2)

SEC rules enable our shareholders to vote to approve, on an advisory non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement. These rules also enable our shareholders to indicate how frequently we should seek an advisory resolution to approve the compensation of our named executive officers. At the 2011 Annual Meeting our Board of Directors recommended, and the shareholders approved, a proposal that we seek an annual advisory vote on executive compensation. Accordingly, shareholders may approve, on an advisory non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement.

As described above in the Compensation & Governance Committee Report on pages 18 to 33, the Compensation & Governance Committee (the "Committee") has established a compensation program for our named executive officers going forward. We believe that this program is reasonable and appropriate based upon the factors noted in the Committee's report, considering in particular:

■
financial and strategic achievements of the Company during the past fiscal year;

■
performance on various metrics underlying our incentive programs, and other metrics we focus on in evaluating Company achievements;

■
total returns realized by shareholders since emergence and over the past fiscal year; and

■
adherence to core principles established by the Committee, including pay-for performance, alignment of executive incentives with shareholder interests, market competitiveness and discouragement of excessive risk taking.

Shareholders are referred to the more detailed information set out in the Compensation & Governance Committee Report, including the Executive Summary commencing on page 19 for a description of these considerations.

For these reasons we are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement by voting "FOR" the following resolution. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

    "RESOLVED, that Chemtura Corporation's shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Chemtura Corporation's Proxy Statement for the 2014 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure."

This vote is advisory, and therefore not binding on Chemtura, our Board of Directors or the Committee. Our Board of Directors and the Committee value the opinions of our shareholders and, to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider such shareholders' concerns and the Committee will evaluate whether any actions are necessary to better understand and address those concerns.

        The Board of Directors unanimously recommends a vote for this proposal.

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48  |  Chemtura Corporation

Approval of the Chemtura Corporation Senior Executive Bonus Plan (Item No. 3)

On March 26, 2014, our Compensation & Governance Committee (the "Committee") adopted the Chemtura Senior Executive Bonus Plan (the "Bonus Plan"), subject to the approval of our shareholders. The Bonus Plan is intended to govern the award and payment of annual cash bonuses to certain of the Company's and its subsidiary's executive officers and key employees whose compensation is subject to the deduction limitations contained in Section 162(m) of the Code, as described below. If approved by shareholders at the meeting, bonuses to be paid to our executive officers and key employees under the Company's Management Incentive Plan ("MIP"), beginning with our 2014 fiscal year, will be covered by and paid in accordance with the Bonus Plan.

A description of the material provisions of the Bonus Plan is set forth below. The statements made in this Proposal 3 concerning terms and provisions of the Bonus Plan are summaries and do not purport to be a complete recitation of the Bonus Plan provisions. These statements are qualified in their entirety by express reference to the full text of the Bonus Plan, a copy of which is attached to this proxy statement as Appendix C beginning on page C-1 and is incorporated by reference herein.

Section 162(m) of the Internal Revenue Code of 1986, As Amended

Shareholder approval of the Bonus Plan is intended to allow payments made under the Bonus Plan (which will include awards made by reference to the Company's Management Incentive Plan or "MIP", or under any successor program that is offered subject to the terms and conditions of the Bonus Plan), to the Company's Chief Executive Officer and other executive officers and key employees to qualify as tax-deductible performance-based compensation under Section 162(m) of the Code for Federal income tax purposes. As mentioned below, the Bonus Plan contains a formula that establishes the maximum award amount permitted for each participant under the Bonus Plan for a performance period. The Committee is authorized to use its negative discretion to decrease (but not increase) the maximum amount. The Committee intends to exercise such negative discretion to authorize bonuses under the MIP, subject to the maximum amount set forth in the Bonus Plan. The Bonus Plan and the MIP have been structured in this manner in order to result in annual bonus payments being tax-deductible performance-based compensation for Federal tax purposes under Section 162(m) of the Code to the maximum extent practicable.

Section 162(m) of the Code places a limit of $1,000,000 per person on the amount the Company may deduct in any one year for compensation paid to its CEO and the next three highest compensated officers (other than the Chief Financial Officer). However, Section 162(m) of the Code generally allows a company to deduct shareholder-approved performance-based compensation without limitation, subject to specified terms and conditions. The Company intends that, subject to shareholder approval of the performance goals in the Bonus Plan, awards made pursuant to the Bonus Plan will qualify as performance-based compensation not subject to Code Section 162(m)'s $1,000,000 deductibility cap. A number of requirements must be met in order for particular compensation to so qualify, however, so there can be no assurance that such compensation will be fully deductible in all circumstances, and the Company reserves the right in all cases to pay compensation that it determines to be appropriate even if that compensation is not deductible.

If the Bonus Plan is not approved by the shareholders, we will not grant any awards under the Bonus Plan. However, depending on Company performance, the Committee might otherwise grant annual cash bonuses to the executive officers who would have been eligible to participate in the Bonus Plan. In that event, these bonuses may or may not qualify as performance-based compensation under Section 162(m) of the Code, and, accordingly, all or a portion of the bonuses may or may not be deductible by the Company for Federal income tax purposes.

Administration; Powers and Responsibilities; Delegation of Power

The Bonus Plan will be administered by a committee designated by the Board, provided that such committee must consist solely of two or more "outside directors" within the meaning of Section 162(m) of the Code. The Board currently anticipates that the Compensation & Governance Committee will be the committee that administers the Bonus Plan. The Committee will have the powers, rights and responsibilities to decide whether, under what circumstances and subject to what terms, awards will be paid on a deferred basis,

Chemtura Corporation

2014 Proxy Statement  |  49

including whether such a deferred payment will be made solely at the Committee's discretion or whether a participant may elect deferred payment (in each case, so long as such deferral or deferral election complies with the requirements of Section 409A of the Code). The Committee will also have the right to decide whether, under what circumstances and subject to what terms, awards will be settled in shares of common stock of other equity of the Company. To the extent consistent with Section 162(m), the Committee may delegate its duties to others, including to our Chief Executive Officer.

Performance Period; Eligibility for Awards Under the Bonus Plan

Awards granted under the Bonus Plan will relate to a specific performance period of the Company, which typically means the fiscal year of the Company; provided, however, that the Committee may designate that the performance period for an award be more than one fiscal year, so long as the designation is made within the time period permitted by Section 162(m) of the Code.

The CEO, COO and CFO of the Company, and any other officer or key employee of the Company or a subsidiary who is designated by the Committee or the CEO are eligible to participate in the Bonus Plan. In addition, officers or key employees of the Company or its subsidiaries who are (or who may reasonably be expected to be) "covered employees" within the meaning of Section 162(m) of the Code may be participants in the Bonus Plan. Employees participating in the Bonus Plan must be generally designated as participants in the Bonus Plan by the Committee on or before the earlier of (i) ninety (90) days after the commencement of the applicable performance period and (ii) the date on which twenty-five percent (25%) of the applicable performance period has been completed (or such later date, if any, as permitted under Section 162(m) of the Code). The Committee has designated eight employees to participate in the Plan, including our named executive officers.

Other Material Features of the Bonus Plan

Performance Goals in the Bonus Plan. Under the Bonus Plan, the sole business criterion on which the performance goal is based is the Company's Adjusted EBITDA. Adjusted EBITDA is defined in the Bonus Plan as, for a performance period, net earnings or loss from continuing operations plus the sum of income tax expense, loss on early debt extinguishment, interest expense, other income or expense, net gain or loss on sale of assets or investments and certain other adjustments related to pensions and other post-retirement benefits, equity compensation, environmental liabilities and natural disasters, in each case in accordance with GAAP.

The Bonus Plan provides a specific limitation on the annual cash awards that may be granted to each Bonus Plan participant. Specifically, for each applicable performance period, each Bonus Plan participant may not receive a Bonus Plan award in excess of 2.5% of Adjusted EBITDA for such performance period. As described above, the Committee has the discretion to decrease, but not to increase, the award of each individual determined pursuant to this formula and intends to exercise that discretion in its administration of the Bonus Plan.

Types of Awards. The Bonus Plan provides a program of cash awards to eligible employees in respect of the performance period. The Committee may approve an award for any eligible employee in any amount, subject to the limitations on awards described above.

Non-transferability. Awards under the Bonus Plan are not assignable or transferable.

Forfeiture. Awards granted under the Bonus Plan are subject to any clawback policies as the Company may adopt or approve or as required by applicable law, regulation or stock exchange rule. Pursuant to such clawback policies, the Company may require that a participant forfeit any unpaid award under the Bonus Plan or repay an award granted under the Bonus Plan.

Except as otherwise provided in the Bonus Plan, a participant must be employed with the Company on the last day of the applicable performance period in order to receive a Bonus Plan award with respect to such performance period. However, to the extent permitted by Section 162(m), the Committee may make payment in respect of a Bonus Plan award to a participant whose employment with the Company terminates prior to the end of the applicable performance period.

Certification and Determination of Incentive Bonuses. As a condition to the right to receive an award under the Bonus Plan, the Committee must first certify in writing Adjusted EBITDA (which must be greater

2014 Proxy Statement

50  |  Chemtura Corporation

than zero) and that the Bonus Plan awards have been determined in accordance with the provisions of the Bonus Plan. Bonus Plan awards will be determined as soon as practicable after the applicable performance period and will be paid no later than the 15th day of the third month following such performance period.

Duration, Amendment and Termination. If the Bonus Plan is approved by the shareholders, it will be effective as of January 1, 2014 (and will continue in effect indefinitely). The Board or the Committee, however, may amend, suspend, discontinue or terminate the Bonus Plan at any time, so long as such action does not cause a Bonus Plan award to become subject to the deduction limitations contained in Code Section 162(m).

Umbrella Plan. We are establishing the Bonus Plan as an "umbrella plan." It is the Committee's current intention that it will exercise negative discretion so that the payment amount due under the plan upon meeting the performance goal described above will be determined in a manner consistent with how we pay bonuses determined under the MIP, as described above under Annual Performance-Based Cash Incentive Compensation on page 26. However, the Committee, in the exercise of its business judgment, will determine award amounts and whether or not to make awards that are deductible under Section 162(m).

New Plan Benefits

The amounts of awards for 2014 or subsequent years will be determined based upon Adjusted EBITDA and, in addition, will be subject to the Committee's right to reduce any participant's award by any amount in its sole discretion. As a result, it is not possible to determine the amounts of awards for 2014 or subsequent years at this time. Moreover, because the Committee can reduce each participant's award under the Bonus Plan by any amount in its discretion, it is also not possible to determine the amounts that would have been paid for 2013 had the Bonus Plan been in effect during such year. Under no circumstances will awards under the Bonus Plan to eligible participants exceed the maximum amount determined pursuant to the above formula. If the Bonus Plan had been in effect for 2013, no amount would have been paid under the Bonus Plan to the Company's executive officers because (as discussed in the Compensation Discussion and Annalysis on page 28) the threshold level of Consolidated Operating Income was not reached under the MIP, and the Committee would have exercised its negative discretion under the Bonus Plan so that no MIP payouts would have been awarded to the executive officers for 2013.

Required Vote

The approval of Proposal 3 requires the approval by a majority of the outstanding shares of Common Stock present or represented and entitled to vote on the proposal. Abstentions have the same effect as a vote against this proposal.

        The Board of Directors unanimously recommends a vote for this proposal.

Chemtura Corporation

2014 Proxy Statement  |  51

Ratification of Selection of Independent Registered Public Accounting Firm (Item No. 4)

The Audit Committee has selected KPMG LLP, an independent registered public accounting firm, to serve as our independent registered public accounting firm for 2014. KPMG LLP served in this capacity in 2013. As a matter of good corporate governance, the Audit Committee submits its selection of our independent registered public accounting firm to our shareholders for ratification. If the shareholders fail to ratify the selection, the Audit Committee will review its future selection of an independent auditor in light of that result. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during fiscal 2014 if it determines that such a change would be in the best interests of the Company and our shareholders.

For additional information concerning the Audit Committee and its activities with KPMG LLP, see Audit Committee on page 46. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

        The Board of Directors unanimously recommends a vote for this proposal.

2014 Proxy Statement

52  |  Chemtura Corporation

Other Matters

Shareholder Proposals for Inclusion in Chemtura's 2015 Proxy Statement

In order to be considered for inclusion in our 2015 proxy statement, shareholder proposals must comply with the SEC's Rule 14a-8 regarding the inclusion of shareholder proposals in Company-sponsored proxy materials and must be submitted in writing to: Chemtura Corporation, 199 Benson Road, Middlebury, CT 06749, Attention: Corporate Secretary. Proposals must be received on or prior to Thursday, December 4, 2014.

Shareholder Proposals not Included in Proxy Statement

Our By-Laws require that any shareholders who intend to present an item of business, including nominees for candidates for election as directors, at the 2015 Annual Meeting (other than a shareholder proposal submitted for inclusion in our 2014 proxy statement) must provide notice of such business to the Office of the Corporate Secretary at the address above between Thursday, January 8, 2015 and the close of business on Saturday, February 7, 2015. Proposals should include the information set forth in our By-Laws, which are posted on our Web site at www.chemtura.com.

Nominations for Individuals to Serve as Director

The Compensation & Governance Committee will consider qualified candidates recommended by shareholders for Board membership in accordance with the procedure set forth in Chemtura's By-Laws. For a nomination to be properly made by any shareholder and be considered for recommendation by the Board to the shareholders and included in our proxy statement for an annual meeting, written notice of such shareholder's nomination must be given, either by personal delivery or by registered or certified United States mail, postage prepaid, to the Secretary of Chemtura (and must be received by the Secretary) between Thursday, January 8, 2015 and Saturday, February 7, 2015. However, if the number of directors to be elected to the Board at an annual meeting is increased and there is no public announcement by Chemtura naming the nominees for the additional directorships at least 100 days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice will also be considered timely, but only with respect to nominees for the additional directorships, if it is delivered to the secretary at the principal executive offices of Chemtura not later than the close of business on the tenth day following the day on which such public announcement is first made by Chemtura. Shareholders should refer to Chemtura's By-Laws for a complete description of requirements for such notice. Such notice should set forth all of the information required by Article II, Section 11 of our By-Laws. The Committee evaluates director nominees recommended by shareholders in the same manner in which it evaluates other director nominees.

Chemtura Corporation

2014 Proxy Statement  |  53

Consolidated Operating Income Appendix A

Consolidated Operating Income, as used in this proxy statement and our Management Incentive Plan ("MIP"), is a financial measure that is not calculated or presented in accordance with generally accepted accounting principles ("GAAP"). While we believe that this measure is useful in evaluating our performance and for purposes of determining annual cash incentives under the MIP, investors should not consider it to be a substitute for financial measures prepared in accordance with GAAP. In addition, this financial measure may differ from similarly-titled financial measures used by other companies and does not provide a comparable view of our performance relative to other companies in similar industries.

As used in this proxy statement and the MIP, Consolidated Operating Income is derived from Operating Income as disclosed in Chemtura's reports and earnings press releases, and adjusted to exclude certain expenses, gains and losses that may not be indicative of the performance of our core operations.

The table below shows for 2013, 2012 and 2011 the adjustments made to Operating Income from Continuing Operations in calculating Consolidated Operating Income. Operating Income in each year reflects the adoption of discontinued operations for our former Antioxidants and Consumer Products businesses and therefore the Operating Income of these businesses are not reflected in this table.

(In millions $)	&zwsp;	2013	&zwsp;	2012	&zwsp;	2011
Operating income		98		179		166
Plus: Accelerated depreciation of property, plant and equipment	&zwsp;	1	&zwsp;	-	&zwsp;	2
Plus: Operational facility closures, severance and related costs		42		11		3
Less: Gain on sale of business	&zwsp;	-	&zwsp;	-	&zwsp;	(27)
Plus: Impairment charges		-		-		4
Plus: Changes in estimates related to expected allowable claims	&zwsp;	-	&zwsp;	1	&zwsp;	3
Plus: Environmental reserves		21		-		-
Plus: UK pension benefit matter	&zwsp;	(2)	&zwsp;	-	&zwsp;	8
Plus: Other adjustments		2		-		1

Consolidated Operating Income	&zwsp;	162	&zwsp;	191	&zwsp;	160

Chemtura Corporation

2014 Proxy Statement  |  A-1

Consolidated Abbreviated Free Cash Flow Appendix B

Consolidated Abbreviated Free Cash Flow is a financial measure that is not calculated or presented in accordance with generally accepted accounting principles ("GAAP"). While we believe that this measure is useful in evaluating our performance for purposes of determining annual cash incentives under our MIP, investors should not consider it to be a substitute for financial measures prepared in accordance with GAAP. In addition, this financial measure may differ from similarly-titled financial measures used by other companies and does not provide a comparable view of our performance relative to other companies in similar industries.

As used in the MIP, Consolidated Abbreviated Free Cash Flow consists of Adjusted EBITDA (a non-GAAP performance measure that we disclose in our financial reports and earnings press releases), less increases (or plus reductions) in Net Working Capital, less Investments. Net Working Capital is calculated as the sum of account receivables and inventory less accounts payable. Investments are calculated as the sum of the value of capital expenditures and investments in intangible assets. Net Working Capital and Investments are each measured in a manner consistent with the methods used to compute their values in the preparation of the Statement of Cash Flows in accordance with US GAAP.

The table below shows for 2013, 2012 and 2011 a computation and reconciliation from Earnings (loss) from Continuing Operations to Adjusted EBITDA, and the further computation and reconciliation to arrive at Consolidated Abbreviated Free Cash Flow. In each year, the table reflects the adoption of discontinued operations for our former Antioxidants and Consumer Products businesses and therefore the results of these businesses are not reflected in this table.

(In millions $)	&zwsp;	2013	&zwsp;	2012	&zwsp;	2011
(Loss) earnings from continuing operations	&zwsp;	(22)	&zwsp;	103	&zwsp;	68
Plus: Interest expense		60		64		63
Plus: Loss on early extinguishment of debt	&zwsp;	50	&zwsp;	1	&zwsp;	-
Plus: Other income, net		(9)		(20)		(1)
Plus: Reorganization items, net	&zwsp;	1	&zwsp;	5	&zwsp;	19
Plus: Income tax expense		18		26		17

Operating income	&zwsp;	98	&zwsp;	179	&zwsp;	166
Plus: Depreciation and amortization		101		100		103
Plus: Operational facility closures, severance and related costs	&zwsp;	42	&zwsp;	11	&zwsp;	3
Less: Gain on sale of business		-		-		(27)
Plus: Impairment charges	&zwsp;	-	&zwsp;	-	&zwsp;	4
Plus: Changes in estimates related to expected allowable claims		-		1		3
Plus: Non-cash stock-based compensation	&zwsp;	13	&zwsp;	22	&zwsp;	24
Plus: Environmental reserves		21		-		-
Plus: UK pension benefit matter	&zwsp;	(2)	&zwsp;	-	&zwsp;	8
Plus: Other adjustments		2		-		1

Adjusted EBITDA	&zwsp;	275	&zwsp;	313	&zwsp;	285
Less: (Increases) / reductions in Net Working Capital		(24)		8		(54)
Less: Investments	&zwsp;	(176)	&zwsp;	(142)	&zwsp;	(147)

Consolidated Abbreviated Free Cash Flow		75		179		84

In the Proxy Statement for our 2013 Annual Meeting, the above computations were adjusted to include the Adjusted EBITDA of discontinued operations and the add back of certain professional fees. We termed the adjusted result as Consolidated EBITDA. Those adjustments reflected the fact that while discontinued operations treatment had been applied to the Antioxidants business following our entry into an agreement to sell the business, the sale had not closed. Should similar circumstances occur in the future, a comparable adjustment may be made. The adjustments presented in the Proxy Statement for the 2013 Annual Meeting are not reflected in this Table.

Chemtura Corporation

2014 Proxy Statement  |  B-1

Chemtura Corporation Senior Executive Bonus Plan Appendix C

Chemtura Corporation
Senior Executive Bonus Plan

I. Purposes

The purposes of the Chemtura Corporation Senior Executive Bonus Plan (the "Plan") are to retain and motivate executive officers and key employees of the Company or any of its Subsidiaries who have been designated by the Compensation & Governance Committee (the "Committee") to participate in the Plan by providing them with the opportunity to earn performance-based incentive payments. It is intended that all amounts payable to Participants who are "covered employees" within the meaning of Section 162(m) of the Code will constitute "qualified performance-based compensation" within the meaning of the U.S. Treasury regulations promulgated thereunder, and the Plan and the terms of any Awards hereunder shall be so interpreted and construed to the maximum extent possible. It is also intended that, other than the per-Participant maximum Awards set forth in Section 4.1 of the Plan, this Plan shall not limit the discretion of the Company in providing short-term incentive payments to Participants, including under the Company's 2010 Short-Term Incentive Plan, any Management Incentive Plan offered thereunder, or any successor plan thereto.

II. Certain Definitions

"Adjusted EBITDA" shall mean, for a Performance Period, net earnings/(loss) from continuing operations, plus (or minus if in parenthesis), to the extent included in the calculation of net earnings/(loss) for such period in accordance with U.S. GAAP, the sum of income tax expense, loss on early extinguishment of debt, interest expense, other (income)/expense, net, loss/(gain) on sale or disposal of assets or investments, charges/(income) associated with the curtailment or settlement of pension and post-retirement medical plans as the result of dispositions, mergers or significant plan amendments, expense accruals/(releases) related to environmental remediation liabilities of manufacturing sites of former business operations no longer operated by the Company, expenses related to natural disasters such as hurricanes or earthquakes that significantly disrupt operations, expense/(income) related to a legal settlement for any matter that is considered as unusual or non-recurring in nature, any non-recurring expenses associated with an acquisition or a divestiture completed by the Company during the year of such transaction (including the mark-up of inventory held by the acquired business at the date of acquisition, the write-off of in-process R&D and professional fees and expenses related to the transaction, non-cash stock-based compensation expense, facility closure, severance and related costs and depreciation, amortization and asset impairment expense). If a business of the Company is reported as a discontinued operation during a fiscal year of the Performance Period but the sale of that business has not been completed during that fiscal year of the Performance Period, the adjusted EBITDA of that business (computed as described here above from net earnings/(loss) of such business included in net earnings/(loss) from discontinued operations) shall be added to the Adjusted EBITDA for that fiscal year of the Performance Period. If Adjusted EBITDA is less than zero for a fiscal year that is included within a Performance Period of more than one fiscal year, Adjusted EBITDA for purposes of this Plan shall be deemed to be zero for that fiscal year.

"Award" shall mean any incentive payment made to a Participant pursuant to the Plan.

"Board" shall mean the Board of Directors of the Company.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Committee" shall mean the Compensation & Governance Committee of the Board or such other committee or subcommittee designated by the Board that satisfies any then applicable requirements of the principal national stock exchange on which the common stock of the Company is then traded to constitute a compensation committee, and which, as to any compensation intended to qualify as performance-based compensation under Section 162(m) of the Code, shall consist of two or more members, each of whom is an "outside director" within the meaning of Section 162(m) of the Code.

"Company" shall mean Chemtura Corporation, a Delaware corporation, and any successor thereto.

"Covered Employee" means any "covered employee" as defined in Section 162(m) of the Code.

"Designation Period" shall mean, with respect to any Performance Period, a period commencing on or before the first day of the Performance Period and ending not later than the earlier of (i) ninety (90) days after the commencement of the Performance Period and (ii) the date on which twenty-five percent (25%) of the Performance Period has been completed. Any action required to be taken within a Designation Period may be taken at a later date if permissible under Section 162(m) of the Code.

"Participant" shall mean, for a Performance Period, the Company's Chief Executive Officer, Chief Operating Officer and Chief Financial Officer; and any other executive officer, officer or key employee of the Company or any Subsidiary who is designated to participate in the Plan by the Committee or the Chief Executive Officer of the Company. Any of the foregoing individuals who are or who could reasonably be expected to be Covered Employees shall be designated as Participants by the Committee on or before the end of the Designation Period (or a later date if permissible under Section 162(m) of the Code).

"Performance Period" shall mean the fiscal year of the Company; provided, however, that the Committee may designate that the Performance Period for an Award be more than one fiscal year (with any such designation by the Committee to be made within the time period permitted under Section 162(m) of the Code).

"Plan" shall mean the Chemtura Corporation Senior Executive Bonus Plan as set forth herein, as it may be amended from time to time.

"Section 162(m) of the Code" means Section 162(m) of the Code, as amended from time to time, and the applicable rules and regulations promulgated thereunder.

"Section 409A of the Code" means Section 409A of the Code, as amended from time to time, and the applicable rules and regulations promulgated thereunder.

"Subsidiary" shall mean any entity that is directly or indirectly controlled by the Company or any entity in which the Company directly or indirectly has at least a 50% equity interest.

III. Administration

3.1. General. The Plan shall be administered by the Committee, which shall have the full power and authority to interpret, construe and administer the Plan and any Award granted hereunder (including reconciling any inconsistencies,

Chemtura Corporation

2014 Proxy Statement  |  C-1

correcting any defaults and addressing any omissions). The Committee's interpretation, construction and administration of the Plan and all its determinations hereunder shall be final, conclusive and binding on all persons for all purposes.

3.2. Powers and Responsibilities. The Committee shall have the following discretionary powers, rights and responsibilities in addition to those described in Section 3.1:

    (a)
    to designate the Participants for a Performance Period;

    (b)
    to determine the amounts of the Awards and any other material terms and conditions applicable to the Awards;

    (c)
    to decide whether, and under what circumstances and subject to what terms, Awards are to be paid on a deferred basis, including whether such a deferred payment shall be made solely at the Committee's discretion or whether a Participant may elect deferred payment, in each case, so long as such deferral or deferral election is permissible under, and complies, with the requirements set forth in Section 409A of the Code; provided, however, that, any deferral contemplated by the Plan must be permitted by, and shall be governed by, the terms of the deferred compensation plan or program pursuant to which the Participant may be entitled to defer his or her annual bonuses from time to time;

    (d)
    to decide whether, and under what circumstances and subject to what terms, Awards are to be settled in shares of common stock or other equity awards of the Company (provided, that any such equity awards shall be issued under the Company's long-term equity incentive plan as in effect from time to time), and the terms and conditions applicable to such awards, including without limitation vesting terms; and

    (e)
    to adopt, revise, suspend, waive or repeal, when and as appropriate, in its sole and absolute discretion, such administrative rules, guidelines and procedures for the Plan as it deems necessary or advisable to implement the terms and conditions of the Plan, so long as permitted under Section 162(m) of the Code.

Any discretionary authority exercised by the Committee or its authorized delegate under the Plan shall, absent manifest error, be final, binding and conclusive on all persons having or claiming any right under the Plan.

3.3. Delegation of Power. The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that with respect to any person who is a Covered Employee or who, in the Committee's judgment, is likely to be a Covered Employee at any time during the applicable Performance Period, only the Committee shall be permitted to (i) designate such person to participate in the Plan for such Performance Period, (ii) determine the amount of such person's Award for such Performance Period and (iii) take any other action required to be taken under Section 162(m) of the Code. Notwithstanding the foregoing, no Participant shall make decisions under the Plan with respect to his or her own compensation under the Plan, including, without limitation, regarding his or her own Award.

3.4. Limitations on Discretion. It is the intention that Awards under the Plan qualify as qualified performance-based compensation under Section 162(m) of the Code and that all payments made under the Plan be excluded from the deduction limitations contained in Section 162(m) of the Code. The Plan shall be construed at all times in favor of its meeting the exception for qualified performance-based compensation contained in Section 162(m) of the Code. Accordingly, the Committee shall have no discretion under this Plan (including, without limitation, with respect to adjustments to Adjusted EBITDA) if the actual exercise of such discretion or the ability to exercise such discretion would cause any Award to fail to qualify as qualified performance-based compensation under Section 162(m) of the Code. Therefore, if any Plan provision is found not to be in compliance with the exception for qualified performance-based compensation, that provision shall be deemed amended so that the Plan does so comply to the extent permitted by law and deemed advisable by the Committee.

IV. Awards

4.1. Determination of Award Amounts. The maximum Award payable to each Participant under the Plan shall not exceed two and one-half percent (2.5%) of the Company's Adjusted EBITDA for the applicable Performance Period. The amount of each Participant's Award for a Performance Period shall be determined by the Committee, acting in its sole discretion subject to the maximum amount set forth above. For the avoidance of doubt, the Committee, acting in its sole discretion using whatever individual or corporate performance goals it determines to use, may determine to pay a lesser amount with respect to an Award than the maximum amount specified herein. For the avoidance of doubt, the exercise of negative discretion with respect to any Participant shall not operate to result in an increase in a payment to any other Participant in excess of the maximum amount set forth in the first sentence of this Section 4.1.

4.2. Timing of Payment. Subject to Section 3.2(d), payment in respect of an Award under the Plan shall be in cash and shall be paid as soon as practicable after the end of the Performance Period, but no later than the 15th day of the third month following the end of the Performance Period. As conditions to the right of a Participant to receive an Award, (i) the Committee shall first certify in writing the Company's Adjusted EBITDA and that the Award has been determined in accordance with the provisions of the Plan and (ii) such Participant must be employed by the Company on the payment date. Notwithstanding clause (ii) of the preceding sentence but subject to the other terms and conditions of the Plan and to the extent consistent with Section 162(m) of the Code, the Committee may make payment in respect of an Award under the Plan to a Participant whose employment with the Company terminates prior to the end of the Performance Period, whether pursuant to an individual agreement between the Participant and the Company or its Subsidiary or otherwise.

V. General

5.1. Effective Date and Term of Plan. The Plan shall become effective with respect to the fiscal year of the Company beginning on January 1, 2014, subject to Section 5.16. The Plan shall remain in effect until it is terminated by the Board or the Committee.

5.2. Amendment and Termination. The Board or the Committee may at any time amend, suspend, discontinue or terminate the Plan; provided, however, that no such action shall be effective without approval by the shareholders of the Company to the extent necessary to continue to qualify the amounts payable hereunder to Covered Employees as performance-based compensation for purposes of Section 162(m) of the Code.

5.3. Non-Transferability of Awards. No Award under the Plan shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company (including the procedures in Section 5.7, if applicable). Except to the extent permitted by the foregoing sentence, no Award may be sold, transferred, assigned, pledged, hypothecated, encumbered or

2014 Proxy Statement

C-2  |  Chemtura Corporation

otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such Award, such Award and all rights thereunder shall immediately become null and void.

5.4. Tax Withholding. The Company and each Subsidiary shall have the right and power to deduct from all amounts paid to a Participant (whether under the Plan or otherwise) or to require a Participant to remit to the Company promptly upon notification of the amount due, an amount to satisfy the minimum federal, state or local or foreign taxes or other obligations required by law to be withheld with respect thereto with respect to any Award.

5.5. Payment by a Subsidiary. The Company may satisfy its obligations under the Plan with respect to a Participant by causing any Subsidiary to make the payment to which such Participant is entitled under the Plan.

5.6. No Right of Participation or Employment. No person shall have any right to participate in the Plan. Neither the Plan nor any Award shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

5.7. Designation of Beneficiary. If permitted by the Company, a Participant may file with the Committee a written designation of one or more persons as such Participant's beneficiary or beneficiaries (both primary and contingent) in the event of the Participant's death. Each beneficiary designation shall become effective only when filed in writing with the Committee during the Participant's lifetime on a form prescribed by the Committee. The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a Participant fails to designate a beneficiary, or if all designated beneficiaries of a Participant predecease the Participant, then each outstanding Award shall be payable to the Participant's estate of legal representative.

5.8. Governing Law. The Plan and each Award, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

5.9. Other Plans. Award payments under the Plan shall not be treated as compensation for purposes of any other compensation or benefit plan, program or arrangement of the Company or any of its Subsidiaries, unless either (i) such other plan provides compensation such as Award payments made pursuant to the Plan are to be considered as compensation thereunder or (ii) the Board or the Committee so determines in writing. Neither the adoption of the Plan nor the submission of the Plan to the Company's stockholders for their approval shall be construed as limiting the power of the Board or the Committee to adopt such other incentive arrangements as it may otherwise deem appropriate.

5.10.  Binding Effect. The Plan shall be binding upon the Company and its successors and assigns and the Participants and their beneficiaries, personal representatives and heirs. If the Company becomes a party to any merger, consolidation or reorganization, then the Plan shall remain in full force and effect as an obligation of the Company or its successors in interest, unless the Plan is amended or terminated pursuant to Section 5.2.

5.11.  Forfeiture of Awards under Applicable Laws or Regulations. Awards granted under the Plan shall be subject to clawback policies as the Company may adopt or approve from time to time or as required by applicable law, regulation or stock exchange rule. Pursuant to such clawback policies, the Company may (i) cancel, reduce, or require a Participant to forfeit any Award granted under the Plan or (ii) require a Participant to reimburse or disgorge to the Company any amounts received pursuant to the payment of an Award granted under the Plan, in each case, to the extent not prohibited by applicable law, regulation or stock exchange rule in effect on or after the effective date of the Plan.

5.12.  Unfunded Plan; Plan Not Subject to ERISA. The Plan is an unfunded plan and Participants shall have the status of unsecured creditors of the Company. The Plan is not intended to be subject to the Employee Retirement Income and Security Act of 1974, as amended.

5.13.  Limitation Period for Claims. Any person who believes he or she is being denied any benefit or right under the Plan may file a written notice with the Committee. Any claim must be delivered to the Committee within forty-five (45) days of the later of the payment date of the award or the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Committee will notify the Participant of its decision in writing as soon as administratively practicable. Claims not responded to by the Committee in writing within ninety (90) days of the date the written claim is delivered to the Committee shall be deemed denied. The Committee's decision is final, binding and conclusive on all persons. No lawsuit relating to the Plan may be filed before a written claim is filed with the Committee and is denied or deemed denied and any lawsuit must be filed within one year of such denial or deemed denial or be forever barred.

5.14.  409A Compliance. The Plan is intended to provide for payments that are exempt from the provisions of Section 409A of the Code to the maximum extent possible and otherwise to be administered in a manner consistent with the requirements, where applicable, of Section 409A of the Code. Where reasonably possible and practicable, the Plan shall be administered in a manner to avoid the imposition on Participants of immediate tax recognition and additional taxes pursuant to Section 409A of the Code. Notwithstanding the foregoing, neither the Company nor the Committee, nor any of the Company's directors, officers or employees shall have any liability to any person in the event Section 409A of the Code applies to any payment or right under the Plan in a manner that results in adverse tax consequences for the Participant or any of his beneficiaries or transferees. Notwithstanding any provision of the Plan to the contrary, the Board or the Committee may unilaterally amend, modify or terminate the Plan or any right hereunder if the Board or Committee determines, in its sole discretion, that such amendment, modification or termination is necessary or advisable to comply with applicable U.S. law, as a result of changes in law or regulation or to avoid the imposition of an additional tax, interest or penalty under Section 409A of the Code.

5.15.  Severability. If any provision of the Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan

5.16.  Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for approval at the annual meeting of the stockholders of the Company to be held in May 2014. The effectiveness of the Plan is subject to such stockholder approval.

Chemtura Corporation

2014 Proxy Statement  |  C-3

Corporate Headquarters
1818 Market Street, Suite 3700
Philadelphia, Pennsylvania 19103

Operational Headquarters
199 Benson Road
Middlebury, Connecticut 06749

CHEMTURA CORPORATION. 199 BENSON ROAD MIDDLEBURY, CT 06749

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED	DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR each of the nominees for director in Proposal 1:

1. Election of Directors

Nominees		For	Against	Abstain

	01 Jeffrey D. Benjamin	☐	☐	☐

	02 Timothy J. Bernlohr	☐	☐	☐

	03 Anna C. Catalano	☐	☐	☐

	04 James W. Crownover	☐	☐	☐

	05 Robert A. Dover	☐	☐	☐

	06 Jonathan F. Foster	☐	☐	☐

	07 Craig A. Rogerson	☐	☐	☐

	08 John K. Wulff	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2:	For	Against	Abstain
2. Advisory resolution to approve executive compensation.	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 3:
3. Approval of the Chemtura Corporation Senior Executive Bonus Plan
	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 4:
4. Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
The Annual Report, Notice & Proxy Statement are available at www.proxyvote.com.

CHEMTURA CORPORATION
Annual Meeting of Shareholders
May 8, 2014 8:30 AM EDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Timothy J. Bernlohr and Jeffrey D. Benjamin, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CHEMTURA CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholder(s) to be held at 8:30 AM, EDT on May 8, 2014, at the Pyramid Club, 1735 Market Street, Philadelphia, PA 19103, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side